                                                                  CONFORMED COPY



                                 $1,250,000,000


                                    FIVE-YEAR

                                CREDIT AGREEMENT



                                   dated as of


                                 August 25, 1997


                                      among


                            Duke Energy Corporation,


                             The Banks Listed Herein

                                       and

                   Morgan Guaranty Trust Company of New York,
                             as Administrative Agent


            --------------------------------------------------------


                          J.P. Morgan Securities Inc.,
                                    Arranger

                                TABLE OF CONTENTS

                             ----------------------



                                                                                             PAGE
                                                                                             ----

                                            ARTICLE 1
                                           DEFINITIONS

SECTION 1.01.  DEFINITIONS......................................................................1
SECTION 1.02.  ACCOUNTING TERMS AND DETERMINATIONS.............................................11
SECTION 1.03.  TYPES OF BORROWINGS.............................................................11

                                            ARTICLE 2
                                           THE CREDITS

SECTION 2.01.  COMMITMENTS TO LEND.............................................................12
SECTION 2.02.  NOTICE OF COMMITTED BORROWINGS..................................................13
SECTION 2.03.  BID RATE BORROWINGS.............................................................14
SECTION 2.04.  NOTICE TO BANKS; FUNDING OF LOANS...............................................18
SECTION 2.05.  REGISTRY; NOTES.................................................................19
SECTION 2.06.  MATURITY OF LOANS...............................................................19
SECTION 2.07.  INTEREST RATES..................................................................19
SECTION 2.08.  FEES............................................................................21
SECTION 2.09.  OPTIONAL TERMINATION OR REDUCTION OF COMMITMENTS................................22
SECTION 2.10.  METHOD OF ELECTING INTEREST RATES...............................................22
SECTION 2.11.  MANDATORY TERMINATION OF COMMITMENTS............................................24
SECTION 2.12.  OPTIONAL PREPAYMENTS............................................................24
SECTION 2.13.  GENERAL PROVISIONS AS TO PAYMENTS...............................................24
SECTION 2.14.  FUNDING LOSSES..................................................................25
SECTION 2.15.  COMPUTATION OF INTEREST AND FEES................................................25
SECTION 2.16.  LETTERS OF CREDIT...............................................................26
SECTION 2.17.  REGULATION D COMPENSATION.......................................................29
SECTION 2.18.  TAKEOUT OF SWINGLINE LOANS......................................................30
SECTION 2.19.  INCREASED COMMITMENTS; ADDITIONAL BANKS.........................................31

                                            ARTICLE 3
                                           CONDITIONS

SECTION 3.01.  EFFECTIVENESS...................................................................32
SECTION 3.02.  BORROWINGS AND ISSUANCE OF LETTERS OF CREDITS...................................33









                                                                                             PAGE
                                                                                             ----

                                            ARTICLE 4
                                 REPRESENTATIONS AND WARRANTIES

SECTION 4.01.  CORPORATE EXISTENCE AND POWER...................................................34
SECTION 4.02.  CORPORATE AND GOVERNMENTAL AUTHORIZATION;
                   NO CONTRAVENTION............................................................34
SECTION 4.03.  BINDING EFFECT..................................................................35
SECTION 4.04.  FINANCIAL INFORMATION...........................................................35
SECTION 4.05.  LITIGATION......................................................................36
SECTION 4.06.  COMPLIANCE WITH LAWS............................................................36
SECTION 4.07.  TAXES...........................................................................36
SECTION 4.08.  PUBLIC UTILITY HOLDING COMPANY ACT..............................................36

                                            ARTICLE 5
                                            COVENANTS

SECTION 5.01.  INFORMATION.....................................................................37
SECTION 5.02.  PAYMENT OF TAXES................................................................38
SECTION 5.03.  MAINTENANCE OF PROPERTY; INSURANCE..............................................39
SECTION 5.04.  MAINTENANCE OF EXISTENCE........................................................39
SECTION 5.05.  COMPLIANCE WITH LAWS............................................................39
SECTION 5.06.  BOOKS AND RECORDS...............................................................40
SECTION 5.07.  NEGATIVE PLEDGE.................................................................40
SECTION 5.08.  CONSOLIDATIONS, MERGERS AND SALES OF ASSETS.....................................41
SECTION 5.09.  USE OF PROCEEDS.................................................................42

                                            ARTICLE 6
                                            DEFAULTS

SECTION 6.01.  EVENTS OF DEFAULT...............................................................42
SECTION 6.02.  NOTICE OF DEFAULT...............................................................44
SECTION 6.03.  CASH COVER......................................................................44

                                            ARTICLE 7
                                    THE ADMINISTRATIVE AGENT

SECTION 7.01.  APPOINTMENT AND AUTHORIZATION...................................................45
SECTION 7.02.  ADMINISTRATIVE AGENT AND AFFILIATES.............................................45
SECTION 7.03.  ACTION BY ADMINISTRATIVE AGENT..................................................45
SECTION 7.04.  CONSULTATION WITH EXPERTS.......................................................45
SECTION 7.05.  LIABILITY OF ADMINISTRATIVE AGENT...............................................45



                                       ii




                                                                                             PAGE
                                                                                             ----

SECTION 7.06.  INDEMNIFICATION.................................................................46
SECTION 7.07.  CREDIT DECISION.................................................................46
SECTION 7.08.  SUCCESSOR ADMINISTRATIVE AGENT..................................................46
SECTION 7.09.  ADMINISTRATIVE AGENT'S FEE......................................................47

                                            ARTICLE 8
                                     CHANGE IN CIRCUMSTANCES

SECTION 8.01.  BASIS FOR DETERMINING INTEREST RATE INADEQUATE OR UNFAIR........................47
SECTION 8.02.  ILLEGALITY......................................................................48
SECTION 8.03.  INCREASED COST AND REDUCED RETURN...............................................48
SECTION 8.04.  TAXES...........................................................................50
SECTION 8.05.  BASE RATE LOANS SUBSTITUTED FOR AFFECTED FIXED RATE LOANS.......................52
SECTION 8.06.  SUBSTITUTION OF BANK; TERMINATION OPTION........................................53

                                            ARTICLE 9
                                          MISCELLANEOUS

SECTION 9.01.  NOTICES.........................................................................54
SECTION 9.02.  NO WAIVERS......................................................................54
SECTION 9.03.  EXPENSES; INDEMNIFICATION.......................................................54
SECTION 9.04.  SHARING OF SET-OFFS.............................................................55
SECTION 9.05.  AMENDMENTS AND WAIVERS..........................................................55
SECTION 9.06.  SUCCESSORS AND ASSIGNS..........................................................56
SECTION 9.07.  COLLATERAL......................................................................57
SECTION 9.08.  CONFIDENTIALITY.................................................................58
SECTION 9.09.  GOVERNING LAW; SUBMISSION TO JURISDICTION.......................................58
SECTION 9.10.  COUNTERPARTS; INTEGRATION.......................................................58
SECTION 9.11.  WAIVER OF JURY TRIAL............................................................58

PRICING SCHEDULE

SCHEDULE I -  Duke Energy Corporation Credit Facility (Being Replaced by
              $1,250,000,000 Revolving Credit Facility)

EXHIBIT A -   Note
EXHIBIT B -   Form of Bid Rate Quote Request
EXHIBIT C -   Form of Invitation for Bid Rate Quotes
EXHIBIT D -   Form of Bid Rate Quote
EXHIBIT E -   Opinion of Counsel for the Borrower





                                      iii




                                                                                             PAGE
                                                                                             ----

EXHIBIT F -         Opinion of Davis Polk & Wardwell, Special Counsel for the
                    Administrative Agent
EXHIBIT G -         Assignment and Assumption Agreement
EXHIBIT H -         Extension Agreement

                                    FIVE-YEAR
                                CREDIT AGREEMENT

         FIVE-YEAR CREDIT AGREEMENT dated as of August 25, 1997 among DUKE ENERGY CORPORATION, the BANKS listed on the signature pages hereof, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent.

         The parties hereto agree as follows:



                                    ARTICLE 1
                                   DEFINITIONS

         SECTION 1.01. DEFINITIONS. The following terms, as used herein, have the following meanings:

         "ADDITIONAL BANK" means any financial institution that becomes a Bank for purposes hereof in connection with (i) an increase in the aggregate amount of the Commitments pursuant to Section 2.19 or (ii) the replacement of a Bank pursuant to Section 8.06.

         "ADMINISTRATIVE AGENT" means Morgan Guaranty Trust Company of New York in its capacity as administrative agent for the Banks hereunder, and its successors in such capacity.

         "ADMINISTRATIVE QUESTIONNAIRE" means, with respect to each Bank, the administrative questionnaire in the form submitted to such Bank by the Administrative Agent and submitted to the Administrative Agent (with a copy to the Borrower) duly completed by such Bank.

         "ANNIVERSARY DATE" means, for each calendar year succeeding 1997, the month and day of the Effective Date.

         "APPLICABLE LENDING OFFICE" means, with respect to any Bank, (i) in the case of its Domestic Loans, its Domestic Lending Office, (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office, (iii) in the case of its Bid Rate Loans, its Bid Rate Lending Office and (iv) in the case of its Swingline Loans, its Swingline Lending Office.

         "APPROVED OFFICER" means the president, the chief financial officer, the senior vice president and treasurer, a vice president or assistant treasurer of the Borrower or such other representative of the Borrower as may be designated by any one of the foregoing with the consent of the Administrative Agent.

         "ASSIGNEE" has the meaning set forth in Section 9.06(c).

         "BANK" means each bank or other financial institution listed on the signature pages hereof, each Additional Bank, each Assignee which becomes a Bank pursuant to Section 9.06(c), and their respective successors.

         "BASE RATE" means, for any day, a rate per annum equal to the higher of
(i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

         "BASE RATE LOAN" means (i) a Syndicated Loan which bears interest at the Base Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or the provisions of Article 8 or (ii) an overdue amount which was a Base Rate Loan immediately before it became overdue.

         "BID RATE (GENERAL)" has the meaning set forth in Section 2.03(d).

         "BID RATE (GENERAL) AUCTION" means a solicitation of Bid Rate Quotes setting forth Bid Rates (General) pursuant to Section 2.03.

         "BID RATE (GENERAL) LOAN" means a loan made or to be made by a Bank pursuant to a Bid Rate (General) Auction.

         "BID RATE (INDEXED) AUCTION" means a solicitation of Bid Rate Quotes setting forth Bid Rate (Indexed) Margins based on the London Interbank Offered Rate pursuant to Section 2.03.

         "BID RATE LENDING OFFICE" means, as to each Bank, its Domestic Lending Office or such other office, branch or affiliate of such Bank as it may hereafter designate as its Bid Rate Lending Office by notice to the Borrower and the Administrative Agent; PROVIDED that any Bank may from time to time by notice to the Borrower and the Administrative Agent designate separate Bid Rate Lending Offices for its Bid Rate (Indexed) Loans, on the one hand, and its Bid Rate (General) Loans, on the other hand, in which case all references herein to the Bid Rate Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

         "BID RATE (INDEXED) LOAN" means a loan made or to be made by a Bank pursuant to a Bid Rate (Indexed) Auction (including such a loan bearing interest at the Base Rate pursuant to Section 8.01(a)).

         "BID RATE LOAN" means a Bid Rate (Indexed) Loan or a Bid Rate (General) Loan.

         "BID RATE (INDEXED) MARGIN" has the meaning set forth in Section
2.03(d).

         "BID RATE QUOTE" means an offer by a Bank to make a Bid Rate Loan in accordance with Section 2.03.

         "BORROWER" means Duke Energy Corporation, a North Carolina corporation, and its successors.

         "BORROWING" has the meaning set forth in Section 1.03.

         "COMMITMENT" means (i) with respect to each Bank listed on the signature pages hereof, the amount set forth opposite the name of such Bank on the signature pages hereof, and (ii) with respect to each Additional Bank or Assignee which becomes a bank pursuant to Sections 2.19(a), 2.01(c) and 9.06(c), the amount of the Commitment thereby assumed by it, in each case as such amount may from time to time be reduced pursuant to Section 2.09, 2.11 or 9.06(c) or increased pursuant to Section 2.19(a), 8.06 or 9.06(c).

         "COMMITTED LOAN" means a Syndicated Loan or a Swingline Loan.

         "CONSOLIDATED SUBSIDIARY" means, for any Person, at any date any Subsidiary or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements if such statements were prepared as of such date; unless otherwise specified "Consolidated Subsidiary" means a Consolidated Subsidiary of the Borrower.

         "DEFAULT" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

         "DOMESTIC BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

         "DOMESTIC LENDING OFFICE" means, as to each Bank, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Administrative Agent.

         "EFFECTIVE DATE" means the date this Agreement becomes effective in accordance with Section 3.01.

         "ENDOWMENT" means the Duke Endowment, a charitable common law trust established by James B. Duke by Indenture dated December 11, 1924.

         "ENVIRONMENTAL LAWS" means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges, releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "ERISA GROUP" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under
Section 414 of the Internal Revenue Code.

         "EURO-DOLLAR BUSINESS DAY" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

         "EURO-DOLLAR LENDING OFFICE" means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Administrative Agent.

         "EURO-DOLLAR LOAN" means (i) a Syndicated Loan which bears interest at a Euro-Dollar Rate pursuant to the applicable Notice of Committed Borrowing or

Notice of Interest Rate Election or (ii) an overdue amount which was a Euro-Dollar Loan immediately before it became overdue.

         "EURO-DOLLAR MARGIN" means a rate per annum determined in accordance with the Pricing Schedule.

         "EURO-DOLLAR REFERENCE BANKS" means the principal London offices of Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.

         "EURO-DOLLAR RESERVE PERCENTAGE" has the meaning set forth in Section 2.17.

         "EVENT OF DEFAULT" has the meaning set forth in Section 6.01.

         "EXISTING CREDIT AGREEMENT" means the credit facility identified in
Schedule I hereto, as amended and in effect on the Effective Date.

         "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, PROVIDED that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Morgan Guaranty Trust Company of New York (or its successor as Administrative Agent) on such day on such transactions as determined by the Administrative Agent.

         "FIXED RATE LOANS" means Euro-Dollar Loans, Swingline Loans or Bid Rate Loans (excluding Swingline Loans or Bid Rate (Indexed) Loans bearing interest at the Base Rate) or any combination of the foregoing.

         "GROUP OF LOANS" means at any time a group of Loans consisting of (i) all Loans which are Base Rate Loans at such time or (ii) all Euro-Dollar Loans having the same Interest Period at such time, PROVIDED that, if a Committed Loan of any particular Bank is converted to or made as a Base Rate Loan pursuant to
Article 8, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been if it had not been so converted or made.

         "INDEBTEDNESS" of any Person means at any date, without duplication,
(i) all obligations of such Person for borrowed money, (ii) all indebtedness of such Person for the deferred purchase price of property or services purchased,
(iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired, (iv) all indebtedness under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases in respect of which such Person is liable as lessee, (v) the face amount of letter of credit indebtedness available or to be available to be drawn (other than letter of credit obligations relating to indebtedness included in Indebtedness pursuant to another clause of this definition) and, without duplication, the unreimbursed amount of all drafts drawn thereunder, (vi) indebtedness secured by any Lien on property or assets of such Person, whether or not assumed (but in any event not exceeding the fair market value of the property or asset), (vii) all direct guarantees of Indebtedness referred to above of another Person, (viii) all amounts payable in connection with mandatory redemptions or repurchases of preferred stock and (ix) any obligations of such Person (in the nature of principal or interest) in respect of acceptances or similar obligations issued or created for the account of such Person.

         "INTEREST PERIOD" means: (1) with respect to each Euro-Dollar Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing or on the date specified in an applicable Notice of Interest Rate Election and ending one, two, three or six, or, if deposits of a corresponding maturity are generally available in the London interbank market, nine or twelve, months thereafter, as the Borrower may elect in such notice; PROVIDED that:

           (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day; and

           (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Euro-Dollar Business Day of a calendar month;

         (2) with respect to each Swingline Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing and ending such number of days thereafter (but not more than 10 Euro-Dollar Business Days) as the Borrower may elect in such notice; PROVIDED that any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day;

         (3) with respect to each Bid Rate (Index) Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing and ending such number of months thereafter (but not less than one month) as the Borrower may elect in accordance with Section 2.03; PROVIDED that:

           (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day; and

           (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Euro-Dollar Business Day of a calendar month; and

         (4) with respect to each Bid Rate (General) Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing and ending such number of days thereafter (but not less than 7 days) as the Borrower may elect in accordance with Section 2.03; PROVIDED that any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

PROVIDED FURTHER that any Interest Period applicable to a Loan of any Bank which would otherwise end after such Bank's Termination Date shall end on such Bank's Termination Date.

         "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended, or any successor statute.

         "INVESTMENT GRADE STATUS" exists as to any Person at any date if all senior debt securities of such Person outstanding at such date which had been rated by S&P or Moody's are rated BBB- or higher by S&P OR Baa3 or higher by Moody's, as the case may be.

         "ISSUING BANK" means Morgan Guaranty Trust Company of New York and any other Bank that may agree to issue letters of credit hereunder, in each case as issuer of a Letter of Credit hereunder.

         "LETTER OF CREDIT" means a letter of credit to be issued or issued hereunder by the Issuing Bank in accordance with Section 2.16.

         "LETTER OF CREDIT LIABILITIES" means, for any Bank and at any time, such Bank's ratable participation in the sum of (x) the amounts then owing by the Borrower in respect of amounts drawn under Letters of Credit and (y) the aggregate amount then available for drawing under all Letters of Credit.

         "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

         "LOAN" means a Committed Loan or a Bid Rate Loan and "LOANS" means Committed Loans or Bid Rate Loans or any combination of the foregoing.

         "LONDON INTERBANK OFFERED RATE" has the meaning set forth in Section 2.07(b).

         "MATERIAL DEBT" means Indebtedness of the Borrower or any of its Subsidiaries in an aggregate principal amount exceeding $100,000,000.

         "MATERIAL PLAN" has the meaning set forth in Section 6.01(i).

         "MATERIAL SUBSIDIARY" means at any time any Subsidiary of the Borrower having, together with its Subsidiaries, consolidated assets in excess of 10% of the total assets of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis as of such time.

         "MOODY'S" means Moody's Investor Service, Inc.

         "MORTGAGE INDENTURE" means the First and Refunding Mortgage between the Borrower and The Chase Manhattan Bank, as successor trustee, dated as of December 1, 1927, as amended or supplemented from time to time.

         "NOTES" means promissory notes of the Borrower, in the form required by
Section 2.05, evidencing the obligation of the Borrower to repay the Loans, and "NOTE" means any one of such promissory notes issued hereunder.

         "NOTICE OF BORROWING" means a Notice of Committed Borrowing (as defined in Section 2.02) or a Notice of Bid Rate Borrowing (as defined in Section 2.03(f)).

         "NOTICE OF INTEREST RATE ELECTION" has the meaning set forth in Section 2.10(b).

         "NOTICE OF ISSUANCE" has the meaning set forth in Section 2.16(b).

         "PARENT" means, with respect to any Bank, any Person controlling such Bank.

         "PARTICIPANT" has the meaning set forth in Section 9.06(b).

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "PERSON" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "PLAN" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Internal Revenue Code and is either (i) maintained by a member of the ERISA Group for employees of a member of the ERISA Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

         "PRIME RATE" means the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York City from time to time as its Prime Rate. Each change in the Prime Rate shall be effective from and including the day such change is publicly announced.

         "QUARTERLY PAYMENT DATE" means the first Domestic Business Day of each January, April, July and October.

         "REGULATION U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "REQUIRED BANKS" means at any time Banks having at least 51% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding at least 51% of the sum of the aggregate unpaid principal amount of the Loans and the aggregate Letter of Credit Liabilities.

         "REVOLVING CREDIT PERIOD" means, with respect to any Bank, the period from and including the Effective Date to but not including its Commitment Termination Date.

         "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc.

         "SUBSIDIARY" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person; unless otherwise specified, "Subsidiary" means a Subsidiary of the Borrower.

         "SUBSTANTIAL ASSETS" means assets sold or otherwise disposed of in a single transaction or a series of related transactions representing 25% or more of the consolidated assets of the Borrower and its Consolidated Subsidiaries, taken as a whole.

         "SWINGLINE BANK" means Morgan Guaranty Trust Company of New York and its successors.

         "SWINGLINE LENDING OFFICE" means, as to the Swingline Bank, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Swingline Lending Office) or such other office as such Bank may hereafter designate as its Swingline Lending Office by notice to the Borrower and the Administrative Agent.

         "SWINGLINE LOAN" means a loan made by the Swingline Bank pursuant to
Section 2.01(b).

         "SWINGLINE TAKEOUT LOAN" means a Base Rate Loan made pursuant to
Section 2.18.

         "SYNDICATED LOAN" means a Loan made by a Bank pursuant to Section 2.01(a); PROVIDED that, if any loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term "Syndicated Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

         "TERMINATION DATE" means, for each Bank, August 25, 2002, or such later date to which the Termination Date of such Bank may be extended pursuant to
Section 2.01(c) or, if such day is not a Euro-Dollar Business Day, the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the Termination Date shall be the next preceding Euro-Dollar Business Day.

         "TRUST" means The Doris Duke Trust, a trust established by James B. Duke by Indenture dated December 11, 1924 for the benefit of certain relatives.

         "UNITED STATES" means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions.

         "UNFUNDED VESTED LIABILITIES" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or the Plan under Title IV of ERISA.

         "UNREFUNDED SWINGLINE LOANS" has the meaning set forth in Section 2.18(b).
         SECTION 1.02. ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks.

         SECTION 1.03. TYPES OF BORROWINGS. The term "BORROWING" denotes the aggregation of Loans of one or more Banks to be made to the Borrower pursuant to
Article 2 on a single date and for a single Interest Period. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (E.G., a "FIXED RATE BORROWING" is a Euro-Dollar Borrowing, a Swingline Borrowing or a Bid Rate Borrowing (excluding any such Borrowing consisting of Swingline Loans or Bid Rate (Indexed) Loans bearing interest at the Base Rate), and a "EURO-DOLLAR

BORROWING" is a Borrowing comprised of Euro Dollar Loans) or by reference to the provisions of Article 2 under which participation therein is determined (I.E., a "COMMITTED BORROWING" is a Borrowing under Section 2.01 in which all Banks participate in proportion to their Commitments, while a "BID RATE BORROWING" is a Borrowing under Section 2.03 in which the Bank participants are determined on the basis of their bids in accordance therewith).



                                    ARTICLE 2
                                   THE CREDITS

         SECTION 2.01. COMMITMENTS TO LEND. (a) SYNDICATED LOANS. During its Revolving Credit Period, each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower pursuant to this subsection from time to time in amounts such that the aggregate principal amount of Committed Loans by such Bank, together with its Letter of Credit Liabilities and its participating interests in any Unrefunded Swingline Loans, at any one time outstanding shall not exceed the amount of its Commitment. Each Borrowing under this subsection (other than a Swingline Takeout Borrowing) shall be in an aggregate principal amount of $10,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the aggregate amount available in accordance with Section 3.02(b)) and shall be made from the several Banks ratably in proportion to their respective Commitments in effect on the date of Borrowing; PROVIDED that, if the Interest Period selected by the Borrower for a Borrowing would otherwise end after the Termination Dates of some but not all Banks, the Borrower may in its Notice of Committed Borrowing elect not to borrow from those Banks whose Termination Dates fall prior to the end of such Interest Period. Within the foregoing limits, the Borrower may borrow under this subsection (a), or to the extent permitted by Section 2.12, prepay Loans and reborrow at any time during the Revolving Credit Periods under this subsection
(a).

          (b) SWINGLINE LOANS. From time to time prior to its Termination Date, the Swingline Bank agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower pursuant to this subsection from time to time in amounts such that (i) the aggregate principal amount of its Committed Loans at any one time outstanding together with its Letter of Credit Liabilities shall not exceed the amount of its Commitment and (ii) the aggregate principal amount of Swingline Loans at any time outstanding shall not exceed $100,000,000. Within the foregoing limits, the Borrower may borrow under this subsection, repay or, to the extent permitted by Section 2.11, prepay Loans and reborrow at any time; PROVIDED that the proceeds of a Swingline Borrowing may not be used, in whole or in part, to refund any prior Swingline Borrowing. Each Borrowing under this subsection shall be in an aggregate principal amount of $10,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the aggregate amount available in accordance with Section 3.02).

          (c) EXTENSION OF COMMITMENTS. On any Anniversary Date but on no more than two separate occasions, the Borrower may, upon not less than 45 days notice prior to such Anniversary Date to the Administrative Agent (which shall notify each Bank of receipt of such request), propose to extend the Termination Dates for an additional one-year period measured from the Termination Dates then in effect. Each Bank shall endeavor to respond to such request, whether affirmatively or negatively (such determination in the sole discretion of such Bank), by notice to the Borrower and the Administrative Agent within 15 days of receipt of such request. Subject to the execution by the Borrower, the Administrative Agent and such Banks of a duly completed Extension Agreement in substantially the form of Exhibit H, the Termination Date applicable to the Commitment of each Bank so affirmatively notifying the Borrower and the Administrative Agent shall be extended for the period specified above; PROVIDED that no Termination Date of any Bank shall be extended unless Banks having at least 66 2/3% in aggregate amount of the Commitments in effect at the time any such extension is requested shall have elected so to extend their Commitments. Any Bank which does not give such notice to the Borrower and the Administrative Agent shall be deemed to have elected not to extend as requested, and the Commitment of each non-extending Bank shall terminate on its Termination Date determined without giving effect to such requested extension. The Borrower may, in accordance with Section 8.06, designate another bank or other financial institution (which may be, but need not be, an extending Bank) to replace a non-extending Bank.

         SECTION 2.02. NOTICE OF COMMITTED BORROWINGS. The Borrower shall give the Administrative Agent notice (a "NOTICE OF COMMITTED BORROWING") not later than 10:30 A.M. (New York City time) on (x) the date of each Base Rate Borrowing or Swingline Borrowing and (y) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, specifying:

          (a) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic Borrowing or a Swingline Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

          (b)   the aggregate amount of such Borrowing,

          (c) whether the Loans comprising such Borrowing are to be Swingline Loans or Syndicated Loans,

          (d) in the case of a Syndicated Borrowing, whether the Loans comprising such Borrowing are to bear interest initially at the Base Rate or a Euro-Dollar Rate; and,

          (e) in the case of a Euro-Dollar Borrowing or a Swingline Borrowing, the duration of the initial Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

         SECTION 2.03. BID RATE BORROWINGS. (a) THE BID RATE OPTION. In addition to Committed Borrowings pursuant to Section 2.01, the Borrower may, as set forth in this Section, request the Banks to make offers to make Bid Rate Loans to the Borrower. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section.

          (b) BID RATE QUOTE REQUEST. When the Borrower wishes to request offers to make Bid Rate Loans under this Section, it shall transmit to the Administrative Agent by telex or facsimile transmission a Bid Rate Quote Request substantially in the form of Exhibit B hereto so as to be received no later than 10:00 A.M. (New York City time) on (x) the fourth Euro-Dollar Business Day prior to the date of Borrowing proposed therein, in the case of a Bid Rate (Indexed) Auction or (y) the Domestic Business Day next preceding the date of Borrowing proposed therein, in the case of a Bid Rate (General) Auction (or, in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Bid Rate Quote Request for the first Bid Rate (Indexed) Auction or Bid Rate (General) Auction for which such change is to be effective) specifying:

          (i) the proposed date of Borrowing, which shall be a Euro-Dollar Business Day,

          (ii) the aggregate amount of such Borrowing, which shall be $10,000,000 or a larger multiple of $1,000,000,

          (iii) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period, and

          (iv) whether the Bid Rate Quotes requested are to set forth a Bid Rate (Indexed) or a Bid Rate (General) Rate.

The Borrower may request offers to make Bid Rate Loans for more than one Interest Period in a single Bid Rate Quote Request.

          (c) INVITATION FOR BID RATE QUOTES. Promptly upon receipt of a Bid Rate Quote Request, the Administrative Agent shall send to the Banks by telex or facsimile transmission an Invitation for Bid Rate Quotes substantially in the form of Exhibit C hereto, which shall constitute an invitation by the Borrower to each Bank to submit Bid Rate Quotes offering to make the Bid Rate Loans to which such Bid Rate Quote Request relates in accordance with this Section.

          (d) SUBMISSION AND CONTENTS OF BID RATE QUOTES. (i) Each Bank may submit a Bid Rate Quote containing an offer or offers to make Bid Rate Loans in response to any Invitation for Bid Rate Quotes. Each Bid Rate Quote must comply with the requirements of this subsection (d) and must be submitted to the Administrative Agent by telex or facsimile transmission at its offices specified in or pursuant to Section 9.01 not later than (x) 2:00 P.M. (New York City time) on the fourth Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a Bid Rate (Indexed) Auction or (y) 9:30 A.M. (New York City time) on the proposed date of Borrowing, in the case of an Bid Rate (General) Auction (or, in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Bid Rate Quote Request for the first Bid Rate (Indexed) Auction or Bid Rate (General) Auction for which such change is to be effective); PROVIDED that Bid Rate Quotes submitted by the Administrative Agent (or any affiliate of the Administrative Agent) in the capacity of a Bank may be submitted, and may only be submitted, if the Administrative Agent or such affiliate notifies the Borrower of the terms of the offer or offers contained therein not later than (x) 1:00 P.M. (New York City time) on the fourth Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a Bid Rate (Indexed) Auction or (y) 9:15 A.M. (New York City time) on the proposed date of Borrowing, in the case of an Bid Rate (General) Auctions. Subject to Articles 3 and 6, any Bid Rate Quote so made shall be irrevocable except with the written consent of the Administrative Agent given on the instructions of the Borrower.

         (ii) Each Bid Rate Quote shall be in substantially the form of Exhibit D hereto and shall in any case specify:

                       (A) the proposed date of Borrowing,

                       (B) the principal amount of the Bid Rate Loan for which
                  each such offer is being made, which principal amount (w) may be greater than or less than the Commitment of the quoting Bank, (x) must be $5,000,000 or a larger multiple of $1,000,000 and (y) may not exceed the principal amount of Bid Rate Loans for each Interest Period for which offers were requested and (z) may be subject to an aggregate limitation as to the principal amount of Bid Rate Loans for which offers being made by such quoting Bank may be accepted,

                       (C) in the case of a Bid Rate (Indexed) Auction, the
                  margin above or below the applicable London Interbank Offered Rate (the "BID RATE (INDEXED) MARGIN") offered for each such Bid Rate Loan, expressed as a percentage (specified to the nearest 1/10,000th of 1%) to be added to or subtracted from such base rate,

                       (D) in the case of a Bid Rate (General)Auction, the rate
                  of interest per annum (specified to the nearest 1/10,000th of 1%) (the "BID RATE (GENERAL)") offered for each such Bid Rate Loan, and

                       (E) the identity of the quoting Bank.

A Bid Rate Quote may set forth up to five separate offers by the quoting Bank with respect to each Interest Period specified in the related Invitation for Bid Rate Quotes.

        (iii) Any Bid Rate Quote shall be disregarded if:

                       (A) it is not substantially in conformity with Exhibit D
                  hereto or does not specify all of the information required by subsection 2.03(d)(ii);

                       (B) it contains qualifying, conditional or similar
                  language beyond that contemplated by Exhibit D;

                       (C) it proposes terms other than or in addition to those
                  set forth in the applicable Invitation for Bid Rate Quotes;

                       (D) it arrives after the time set forth in subsection
                  2.03(d)(i); or

                       (E) the Termination Date of the Bank submitting such Bid
                  Rate Quote falls prior to the last day of the requested Interest Period for which such Bank offers to make a Bid Rate Loan.

          (e) NOTICE TO BORROWER. The Administrative Agent shall promptly but in no event later than 10:00 A.M. (New York City time) notify the Borrower of the terms (x) of any Bid Rate Quote submitted by a Bank that is in accordance with subsection (d) and (y) of any Bid Rate Quote that amends, modifies or is otherwise inconsistent with a previous Bid Rate Quote submitted by such Bank with respect to the same Bid Rate Quote Request. Any such subsequent Quote shall be disregarded by the Administrative Agent unless such subsequent Quote is submitted solely to correct a manifest error in such former Quote. The Administrative Agent's notice to the Borrower shall specify (A) the aggregate principal amount of Loans for which offers have been received for each Interest Period specified in the related Bid Rate Quote Request, (B) the respective principal amounts and Bid Rate (Indexed) Margins or Bid Rate (General) Rates, as the case may be, so offered and (C) if applicable, limitations on the aggregate principal amount of Bid Rate Loans for which offers in any single Bid Rate Quote may be accepted.

          (f) ACCEPTANCE AND NOTICE BY BORROWER. Not later than 10:30 A.M. (New York City time) on (x) the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a Bid Rate (Indexed) Auction or (y) the proposed date of Borrowing, in the case of an Bid Rate (General) Auction (or, in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Bid Rate Quote Request for the first Bid Rate (Indexed) Auction or Bid Rate (General) Auction for which such change is to be effective), the Borrower shall notify the Administrative Agent of its acceptance or non-acceptance of the offers so notified to it pursuant to subsection (e). In the case of acceptance, such notice (a "NOTICE OF BID RATE BORROWING") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Bid Rate Quote in whole or in part; PROVIDED that:

          (i) the aggregate principal amount of each Bid Rate Borrowing may not exceed the applicable amount set forth in the related Bid Rate Quote Request,

          (ii) the principal amount of each Bid Rate Borrowing must be $10,000,000 or a larger multiple of $1,000,000, and

          (iii) acceptance of offers may only be made on the basis of ascending Bid Rate (Indexed) Margins or Bid Rate (General) Rates, as the case may be.

          (g) ALLOCATION BY ADMINISTRATIVE AGENT. If offers are made by two more Banks with the same Bid Rate (Indexed) Margins or Bid Rate (General), as the case may be, for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Bid Rate Loans in respect of which such offers are accepted shall be allocated by the Administrative Agent among such Banks as nearly as possible (in multiples of $1,000,000, as the Administrative Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determinations by the Administrative Agent of the amounts of Bid Rate Loans shall be conclusive in the absence of manifest error.

         SECTION 2.04. NOTICE TO BANKS; FUNDING OF LOANS. (a) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's share (if any) of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

          (b) Not later than 12:00 Noon (New York City time) on the date of each Borrowing, each Bank participating therein shall (except as provided in subsection (c) of this Section) make available its share of such Borrowing, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address specified in or pursuant to Section 9.01. Unless the Administrative Agent determines that any applicable condition specified in Article 3 has not been satisfied, the Administrative Agent will make the funds so received from the Banks available to the Borrower at the Administrative Agent's aforesaid address.

          (c) Unless the Administrative Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Administrative Agent such Bank's share of such Borrowing, the Administrative Agent may assume that such Bank has made such share available to the Administrative Agent on the date of such Borrowing in accordance with subsections (b) and (c) of this Section 2.04(a) and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Administrative Agent, such Bank and, if such Bank shall not have made such payment within two Domestic Business Days of demand therefor, the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at
(i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section
2.07 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

          (d) The failure of any Bank to make the Loan to be made by it as part of any Borrowing shall not relieve any other Bank of its obligation, if any, hereunder to make a Loan on the date of such Borrowing, but no Bank shall be responsible for the failure of any other Bank to make a Loan to be made by such other Bank.

         SECTION 2.05. REGISTRY; NOTES. (a) The Administrative Agent shall maintain a register (the "REGISTER") on which it will record the Commitment of each Bank, each Loan made by such Bank and each repayment of any Loan made by such Bank. Any such recordation by the Administrative Agent on the Register shall be conclusive, absent manifest error. Failure to make any such recordation, or any error in such recordation, shall not affect the Borrower's obligations hereunder.

          (b) The Borrower hereby agrees that, promptly upon the request of any Bank at any time, the Borrower shall deliver to such Bank a duly executed Note, in substantially the form of Exhibit A hereto, payable to the order of such Bank and representing the obligation of the Borrower to pay the unpaid principal amount of the Loans made to the Borrower by such Bank, with interest as provided herein on the unpaid principal amount from time to time outstanding.

          (c) Each Bank shall record the date, amount and maturity of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and each Bank receiving a Note pursuant to this Section, if such Bank so elects in connection with any transfer or enforcement of its Note, may endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; PROVIDED that the failure of such Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Such Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

         SECTION 2.06. MATURITY OF LOANS. (a) Each Syndicated Loan made by any Bank shall mature, and the principal amount thereof shall be due and payable together with accrued interest thereon, on the Termination Date of such Bank.

         (b) Each Swingline Loan included in any Swingline Borrowing and each Bid Rate Loan included in any Bid Rate Borrowing shall mature, and the principal amount thereof shall be due and payable (together with interest accrued thereon), on the last day of the Interest Period applicable to such Borrowing.

         SECTION 2.07. INTEREST RATES. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable quarterly in arrears on each Quarterly Payment Date, at maturity and on the date of termination of the Commitments in their entirety. Any overdue principal of or overdue interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 1% plus the Base Rate for such day.

          (b) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin for such day plus the London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

         The "LONDON INTERBANK OFFERED RATE" applicable to any Interest Period means the rate appearing on Page 3750 of the Telerate Service Company (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of the Telerate Service, as may be nominated by the British Bankers' Association for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) as of 11:00 A.M. (London time) two Euro-Dollar Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not so available at such time for any reason, then the "LONDON INTERBANK OFFERED RATE" for such Interest Period shall be the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to each of the Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Loan of such Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period. If any Reference Bank does not furnish a timely quotation, the Administrative Agent shall determine the relevant interest rate on the basis of the quotation furnished by the remaining Reference Bank or, if none of such quotations is available on a timely basis, the provisions of Section 8.01 shall apply.

          (c) Any overdue principal of or overdue interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 1% plus the higher of (i) the sum of the Euro-Dollar Margin for such day plus the London Interbank Offered Rate applicable to such Loan at the date such payment was due and (ii) the Base Rate for such day.

          (d) Each Swingline Loan shall bear interest on the outstanding principal amount thereof, for each day during the Interest Period applicable thereto, at a rate per annum equal to the Base Rate for such day or such other rate as may be from time to time determined by mutual agreement between the Swingline Bank and the Borrower. Interest on each Swingline Loan shall be payable at the maturity of such Loan. Any overdue principal of or interest on any Swingline Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 1% plus the Base Rate for such day.

          (e) Subject to Section 8.01(a), each Bid Rate (Indexed) Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the London Interbank Offered Rate for such Interest Period (determined in accordance with
Section 2.07(b) as if each Euro-Dollar Reference Bank were to participate in the related Bid Rate (Indexed) Borrowing ratably in proportion to its Commitment) plus (or minus) the Bid Rate (Indexed) Margin quoted by the Bank making such Loan in accordance with Section 2.03. Each Bid Rate (General) Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Bid Rate (General) quoted by the Bank making such Loan in accordance with Section 2.03. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof. Any overdue principal of or overdue interest on any Bid Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 1% plus the Base Rate for such day.

          (f) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Borrower and the participating Banks by telecopy, telex or cable of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error unless the Borrower raises an objection thereto within five Domestic Business Days after receipt of such notice.

         SECTION 2.08. FEES. (a) FACILITY FEE. The Borrower shall pay to the Administrative Agent for the account of each Bank a facility fee at the Facility Fee Rate (determined daily in accordance with the Pricing Schedule). Such facility fee shall accrue (i) from and including the earlier of (x) the Effective Date and (y) September 5, 1997 to but excluding such Bank's Termination Date, on the daily average aggregate amount of such Bank's Commitment (whether used or unused) and (ii) from and including such Bank's Termination Date to but excluding the date such Bank's Loans and Letter of Credit Liabilities shall be repaid in their entirety, on the daily average aggregate outstanding principal amount of such Bank's Committed Loans and Letter of Credit Liabilities.

          (b) The Borrower shall pay to the Administrative Agent (i) for the account of the Banks ratably a letter of credit fee accruing daily on the aggregate amount then available for drawing under all outstanding Letters of Credit at a rate per annum equal to the Euro-Dollar Margin and (ii) for the account of each Issuing Bank a letter of credit fronting fee accruing daily on the aggregate amount then available for drawing under all Letters of Credit issued by such Issuing Bank at a rate per annum mutually agreed from time to time by the Borrower and such Issuing Bank.

          (c) PAYMENTS. Accrued fees under this Section for the account of any Bank shall be payable quarterly in arrears on each Quarterly Payment Date and upon the date of termination of such Bank's Commitment in its entirety (and, if later, the date the Loans and Letter of Credit Liabilities of such Bank shall be repaid in their entirety); PROVIDED, that accrued facility fees shall be paid in equal quarterly installments on the Quarterly Payment Date following each full quarter during which the aggregate amount of Commitments remains unchanged.

          SECTION 2.09. OPTIONAL TERMINATION OR REDUCTION OF COMMITMENTS. The Borrower may, upon at least three Domestic Business Days' notice to the Administrative Agent, (i) terminate the Commitments at any time, if no Loans or Letter of Credit Liabilities are outstanding at such time or (ii) ratably reduce from time to time by an aggregate amount of $10,000,000 or any larger multiple of $1,000,000 the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans and Letter of Credit Liabilities.

         SECTION 2.10. METHOD OF ELECTING INTEREST RATES. (a) The Loans included in each Syndicated Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Committed Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject in each case to the provisions of Article 8 and the last sentence of this subsection (a)), as follows:

          (i) if such Loans are Base Rate Loans, the Borrower may elect to convert such Loans to Euro-Dollar Loans as of any Euro-Dollar Business Day; and

         (ii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Base Rate Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, subject to Section

         2.14 in the case of any such conversion or continuation effective on any day other than the last day of the then current Interest Period applicable to such Loans.

Each such election shall be made by delivering a notice (a "NOTICE OF INTEREST RATE ELECTION") to the Administrative Agent not later than 10:30 A.M. (New York City time) on the third Euro-Dollar Business Day before the conversion or continuation selected in such notice is to be effective. A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans, provided that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) the portion to which such notice applies, and the remaining portion to which it does not apply, are each $10,000,000 or any larger multiple of $1,000,000.

          (b)   Each Notice of Interest Rate Election shall specify:

            (i) the Group of Loans (or portion thereof) to which such notice applies;

            (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection 2.10(a) above;

            (iii) if the Loans comprising such Group are to be converted, the new type of Loans and, if the Loans being converted are to be Fixed Rate Loans, the duration of the next succeeding Interest Period applicable thereto; and

            (iv) if such Loans are to be continued as Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of the term "INTEREST PERIOD".

          (c) Promptly after receiving a Notice of Interest Rate Election from the Borrower pursuant to subsection 2.10(a) above, the Administrative Agent shall notify each Bank of the contents thereof and such notice shall not thereafter be revocable by the Borrower. If no Notice of Interest Rate Election is timely received prior to the end of an Interest Period for any Group of Loans, the Borrower shall be deemed to have elected that such Group of Loans be converted to Base Rate Loans as of the last day of such Interest Period.

          (d) An election by the Borrower to change or continue the rate of interest applicable to any Group of Loans pursuant to this Section shall not constitute a "BORROWING" subject to the provisions of Section 3.02.

         SECTION 2.11. MANDATORY TERMINATION OF COMMITMENTS. The Commitment of each Bank shall terminate on such Bank's Termination Date, and any Loans of such Bank then outstanding (together with accrued interest thereon) shall be due and payable on such date.

         SECTION 2.12. OPTIONAL PREPAYMENTS. (a) The Borrower may (i) upon notice to the Administrative Agent not later than 10:30 A.M. (New York City time) on any Domestic Business Day prepay on such Domestic Business Day any Group of Base Rate Loans, any Swingline Borrowing or any Bid Rate Borrowing bearing interest at the Base Rate pursuant to Section 8.01(a) and (ii) upon at least three Euro-Dollar Business Days' notice to the Administrative Agent not later than 10:30 A.M. (New York City time) prepay any Group of Euro-Dollar Loans, in each case in whole at any time, or from time to time in part in amounts aggregating $5,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment and together with any additional amounts payable pursuant to
Section 2.14. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group or Borrowing.

          (b) Except as provided in subsection 2.12(a), the Borrower may not prepay all or any portion of the principal amount of any Bid Rate Loan prior to the maturity thereof.

          (c) Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's share (if any) of such prepayment and such notice shall not thereafter be revocable by the Borrower.

         SECTION 2.13. GENERAL PROVISIONS AS TO PAYMENTS. (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 12:00 Noon (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section 9.01. The Administrative Agent will promptly distribute to each Bank its ratable share of each such payment received by the Administrative Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Base Rate Loans, Swingline Loans or Letter of Credit Liabilities or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. Whenever any payment of principal of, or interest on, the Bid Rate Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

          (b) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate.

         SECTION 2.14. FUNDING LOSSES. If the Borrower makes any payment of principal with respect to any Fixed Rate Loan or any Euro-Dollar Loan is converted to a Base Rate Loan or continued as a Euro-Dollar Loan for a new Interest Period (pursuant to Article 2, 6 or 8 or otherwise) on any day other than the last day of an Interest Period applicable thereto, or if the Borrower fails to borrow, prepay, convert or continue any Fixed Rate Loans after notice has been given to any Bank in accordance with Section 2.04(a), 2.10(c) or 2.12(c), the Borrower shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or conversion or failure to borrow, prepay, convert or continue, PROVIDED that such Bank shall have delivered to the Borrower a certificate setting forth in reasonable detail the calculation of the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

         SECTION 2.15. COMPUTATION OF INTEREST AND FEES. Interest based on the Prime Rate and facility fees hereunder shall be computed on the basis of a year of

365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day); PROVIDED that facility fees for the account of any Bank shall be paid in equal quarterly installments for each full quarter in which the Commitment of such Bank remains unchanged. All other interest and Letter of Credit fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

         SECTION 2.16. LETTERS OF CREDIT. (a) Subject to the terms and conditions hereof, the Issuing Bank agrees to issue Letters of Credit hereunder from time to time before the eleventh day before its Termination Date upon the request of the Borrower; PROVIDED that, immediately after each Letter of Credit is issued (i) the aggregate amount of the Letter of Credit Liabilities plus the aggregate outstanding amount of all Loans shall not exceed the aggregate amount of the Commitments and (ii) the aggregate Letter of Credit Liabilities shall not exceed $250,000,000. Upon the date of issuance by the Issuing Bank of a Letter of Credit, the Issuing Bank shall be deemed, without further action by any party hereto, to have sold to each Bank, and each Bank shall be deemed, without further action by any party hereto, to have purchased from the Issuing Bank, a participation in such Letter of Credit and the related Letter of Credit Liabilities in the proportion its Commitment bears to the aggregate Commitments; PROVIDED that if the scheduled Termination Date of a Bank falls prior to the expiry date of a Letter of Credit then outstanding, such Bank's participation in such Letter of Credit shall terminate on its Termination Date, and the participations of the other Banks therein shall be redetermined pro rata in proportion to their Commitments after giving effect to the termination of the Commitment of such former Bank.

          (b) The Borrower shall give the Issuing Bank notice at least three Domestic Business Days prior to the requested issuance of a Letter of Credit specifying the date such Letter of Credit is to be issued, and describing the terms of such Letter of Credit and the nature of the transactions to be supported thereby (such notice, including any such notice given in connection with the extension of a Letter of Credit, a "NOTICE OF ISSUANCE"). Upon receipt of a Notice of Issuance, the Issuing Bank shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Bank of the contents thereof and of the amount of such Bank's participation in such Letter of Credit. The issuance by the Issuing Bank of each Letter of Credit shall, in addition to the conditions precedent set forth in Article 3, be subject to the conditions precedent that such Letter of Credit shall be in such form and contain such terms as shall be reasonably satisfactory to the Issuing Bank and that the Borrower shall have executed and delivered such other instruments and agreements relating to such Letter of Credit as the Issuing Bank shall have reasonably requested. The Borrower shall also pay to the Issuing Bank for its own account issuance, drawing, amendment and extension charges in the amounts and at the times as agreed between the Borrower and the Issuing Bank. The extension or renewal of any Letter of Credit shall be deemed to be an issuance of such Letter of Credit, and if any Letter of Credit contains a provision pursuant to which it is deemed to be extended unless notice of termination is given by the Issuing Bank, the Issuing Bank shall timely give such notice of termination unless it has theretofore timely received a Notice of Issuance and the other conditions to issuance of a Letter of Credit have also theretofore been met with respect to such extension.

          (c) No Letter of Credit shall have a term extending or extendible beyond the tenth day preceding the Termination Date of the Issuing Bank.

          (d) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the Issuing Bank shall notify the Administrative Agent and the Administrative Agent shall promptly notify the Borrower and each other Bank as to the amount to be paid as a result of such demand or drawing and the payment date. The Borrower shall be irrevocably and unconditionally obligated forthwith to reimburse the Issuing Bank for any amounts paid by the Issuing Bank upon any drawing under any Letter of Credit, without presentment, demand, protest or other formalities of any kind. All such amounts paid by the Issuing Bank and remaining unpaid by the Borrower shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Base Rate for such day plus, if such amount remains unpaid for more than two Domestic Business Days, 1%. In addition, each Bank will pay to the Administrative Agent, for the account of the Issuing Bank, immediately upon the Issuing Bank's demand at any time during the period commencing after such drawing until reimbursement therefor in full by the Borrower, an amount equal to such Bank's ratable share of such drawing (in proportion to its participation therein), together with interest on such amount for each day from the date of the Issuing Bank's demand for such payment (or, if such demand is made after 12:00 Noon (New York City time) on such date, from the next succeeding Domestic Business Day) to the date of payment by such Bank of such amount at a rate of interest per annum equal to the Federal Funds Rate. The Issuing Bank will pay to each Bank ratably all amounts received from the Borrower for application in payment of its reimbursement obligations in respect of any Letter of Credit, but only to the extent such Bank has made payment to the Issuing Bank in respect of such Letter of Credit pursuant hereto.

          (e) The obligations of the Borrower and each Bank under subsection 2.16(d) above shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including without limitation the following circumstances:

            (i) the use which may be made of the Letter of Credit by, or any acts or omission of, a beneficiary of a Letter of Credit (or any Person for whom the beneficiary may be acting);

            (ii) the existence of any claim, set-off, defense or other rights that the Borrower may have at any time against a beneficiary of a Letter of Credit (or any Person for whom the beneficiary may be acting), the Banks (including the Issuing Bank) or any other Person, whether in connection with this Agreement or the Letter of Credit or any document related hereto or thereto or any unrelated transaction;

            (iii) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

            (iv) payment under a Letter of Credit to the beneficiary of such Letter of Credit against presentation to the Issuing Bank of a draft or certificate that does not comply with the terms of the Letter of Credit; PROVIDED that the determination by the Issuing Bank to make such payment shall not have been the result of its willful misconduct or gross negligence; or

            (v) any other act or omission to act or delay of any kind by any Bank (including the Issuing Bank), the Administrative Agent or any other Person or any other event or circumstance whatsoever that might, but for the provisions of this subsection (v), constitute a legal or equitable discharge of the Borrower's or the Bank's obligations hereunder.

          (f) The Borrower hereby indemnifies and holds harmless each Bank (including the Issuing Bank) and the Administrative Agent from and against any and all claims, damages, losses, liabilities, costs or expenses which such Bank or the Administrative Agent may incur (including, without limitation, any claims, damages, losses, liabilities, costs or expenses which the Issuing Bank may incur by reason of or in connection with the failure of any other Bank to fulfill or comply with its obligations to such Issuing Bank hereunder (but nothing herein contained shall affect any rights the Borrower may have against such defaulting Bank)), and none of the Banks (including the Issuing Bank) nor the Administrative Agent nor any of their officers or directors or employees or agents shall be liable or responsible, by reason of or in connection with the execution and delivery or transfer of or payment or failure to pay under any Letter of Credit, including without limitation any of the circumstances enumerated in subsection 2.16(d) above, as well as (i) any error, omission, interruption or delay in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, (ii) any loss or delay in the transmission of any document required in order to make a drawing under a Letter of Credit, and (iii) any consequences arising from causes beyond the control of the Issuing Bank, including without limitation any government acts, or any other circumstances whatsoever in making or failing to make payment under such Letter of Credit; PROVIDED that the Borrower shall not be required to indemnify the Issuing Bank for any claims, damages, losses, liabilities, costs or expenses, and the Borrower shall have a claim for direct (but not consequential) damage suffered by it, to the extent found by a court of competent jurisdiction to have been caused by (x) the willful misconduct or gross negligence of the Issuing Bank in determining whether a request presented under any Letter of Credit complied with the terms of such Letter of Credit or (y) the Issuing Bank's failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of the Letter of Credit. Nothing in this subsection 2.16(f) is intended to limit the obligations of the Borrower under any other provision of this Agreement. To the extent the Borrower does not indemnify the Issuing Bank as required by this subsection, the Banks agree to do so ratably in accordance with their Commitments.

         SECTION 2.17. REGULATION D COMPENSATION. In the event that a Bank is required to maintain reserves of the type contemplated by the definition of "EURO-DOLLAR RESERVE PERCENTAGE", such Bank may require the Borrower to pay, contemporaneously with each payment of interest on the Euro-Dollar Loans, additional interest on the related Euro-Dollar Loan of such Bank at a rate per annum determined by such Bank up to but not exceeding the excess of (i) (A) the applicable London Interbank Offered Rate divided by (B) one MINUS the Euro-Dollar Reserve Percentage over (ii) the applicable London Interbank Offered Rate. Any Bank wishing to require payment of such additional interest (x) shall so notify the Borrower and the Administrative Agent, in which case such additional interest on the Euro-Dollar Loans of such Bank shall be payable to such Bank at the place indicated in such notice with respect to each Interest Period commencing at least three Euro-Dollar Business Days after the giving of such notice and (y) shall notify the Borrower at least three Euro-Dollar Business Days prior to each date on which interest is payable on the Euro-Dollar Loans of the amount then due it under this Section. Each such notification shall be accompanied by such information as the Borrower may reasonably request.

         "EURO-DOLLAR RESERVE PERCENTAGE" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "EUROCURRENCY LIABILITIES" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents).

         SECTION 2.18. TAKEOUT OF SWINGLINE LOANS. (a) In the event that any Swingline Borrowing shall not be repaid in full at or prior to the maturity thereof the Administrative Agent shall, on behalf of the Borrower (the Borrower hereby irrevocably directing and authorizing the Administrative Agent so to act on its behalf), give a Notice of Borrowing requesting the Banks, including the Swingline Bank, to make a Base Rate Borrowing on the maturity date of such Swingline Borrowing in an amount equal to the unpaid principal amount of such Swingline Borrowing. Each Bank will make the proceeds of its Base Rate Loan included in such Borrowing available to the Administrative Agent for the account of the Swingline Bank on such date in accordance with Section 2.04. The proceeds of such Base Rate Borrowing shall be immediately applied to repay such Swingline Borrowing.

          (b) If, for any reason, a Base Rate Borrowing may not be (as determined by the Administrative Agent in its sole discretion), or is not, made pursuant to subsection (a) above to refund Swingline Loans as required by said clause, then, effective on the date such Borrowing would otherwise have been made, each Bank severally, unconditionally and irrevocably agrees that it shall purchase an undivided participating interest in such Swingline Loans ("UNREFUNDED SWINGLINE LOANS") in an amount equal to the amount of the Loan which otherwise would have been made by such Bank pursuant to subsection (a), which purchase shall be funded by the time such Loan would have been required to be funded pursuant to Section 2.04 by transfer to the Administrative Agent, for the account of the Swingline Bank, in immediately available funds, of the amount of its participation.

          (c) Whenever, at any time after the Swingline Bank has received from any Bank payment in full for such Bank's participating interest in a Swingline Loan, the Swingline Bank (or the Administrative Agent on its behalf) receives any payment on account thereof, the Swingline Bank (or the Administrative Agent, as the case may be) will promptly distribute to such Bank its participating interest in such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded); provided, however, that in the event that such payment is subsequently required to be returned, such Bank will return to the Swingline Bank (or the Administrative Agent, as the case may be) any portion thereof previously distributed by the Swingline Bank (or the Administrative Agent, as the case may be) to it.

          (d) Each Bank's obligation to purchase and fund participating interests pursuant to this Section shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation: (i) any setoff, counterclaim, recoupment, defense or other right which such Bank or the Borrower may have against the Swingline Bank, or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or the failure to satisfy any of the conditions specified in Article 3; (iii) any adverse change in the condition (financial or otherwise) of the Borrower; (iv) any breach of this Agreement by the Borrower or any Bank; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

         SECTION 2.19. INCREASED COMMITMENTS; ADDITIONAL BANKS. (a) Subsequent to the Effective Date, the Borrower may, on no more than three occasions, upon at least 30 days' notice to the Administrative Agent (which shall promptly provide a copy of such notice to the Banks), propose to increase the aggregate amount of the Commitments by an amount not to exceed in the aggregate for all such increases $250,000,000 (the amount of any such increase, the "INCREASED COMMITMENTS"). Each Bank party to this Agreement at such time shall have the right (but no obligation), for a period of 15 days following receipt of such notice, to elect by notice to the Borrower and the Administrative Agent to increase its Commitment by a principal amount which bears the same ratio to the Increased Commitments as its then Commitment bears to the aggregate Commitments then existing.

          (b) If any Bank party to this Agreement shall not elect to increase its Commitment pursuant to subsection (a) of this Section, the Borrower may, with the approval of Morgan Guaranty Trust Company of New York, in its capacity as Issuing Bank, each other Bank that has issued a Letter of Credit which is still outstanding, each other Bank with a commitment outstanding to issue a Letter of Credit and the Swingline Bank, designate one or more banks or other financial institutions (which may be, but need not be, one or more of the existing Banks) which at the time agree in the case of any existing Bank to increase its Commitment and, in the case of any other such bank (an "ADDITIONAL BANK"), to become a party to this Agreement and assume a Commitment hereunder. The sum of the increases in the Commitments of the existing Banks pursuant to this subsection (b) plus the Commitments of the Additional Banks shall not in the aggregate exceed the unsubscribed amount of the Increased Commitments.

          (c) An increase in the aggregate amount of the Commitments pursuant to this Section 2.19 shall become effective upon the receipt of the Administrative

Agent of an agreement in form and substance satisfactory to the Administrative Agent signed by the Borrower, by each Additional Bank and by each other Bank whose Commitment is to be increased, setting forth the new Commitments of such Banks and setting forth the agreement of each Additional Bank to become a party to this Agreement and to be bound by all the terms and provisions hereof, together with such evidence of appropriate corporate authorization on the part of the Borrower with respect to the Increased Commitments and such opinions of counsel for the Borrower with respect to the Increased Commitments as the Administrative Agent may reasonably request.

         (d) Upon any increase in the aggregate amount of the Commitments pursuant to this Section 2.19, within five Domestic Business Days, in the case of Base Rate Loans then outstanding, and at the end of the then current Interest Period with respect thereto, in the case of Euro-Dollar Loans then outstanding, the Borrower shall prepay or repay such Loans in their entirety and, to the extent the Borrower elects to do so and subject to the conditions specified in
Article 3, the Borrower shall reborrow Syndicated Loans from the Banks in proportion to their respective Commitments after giving effect to such increase, until such time as all outstanding Syndicated Loans are held by the Banks in such proportion.

                                    ARTICLE 3
                                   CONDITIONS

         SECTION 3.01. EFFECTIVENESS. This Agreement shall become effective on the date that each of the following conditions shall have been satisfied (or waived in accordance with Section 9.05):

          (a) receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telecopy, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

          (b) receipt by the Administrative Agent of an opinion of Dewey Ballantine, special counsel for the Borrower, substantially in the form of Exhibit E hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

          (c) receipt by the Administrative Agent of an opinion of Davis Polk & Wardwell, special counsel for the Administrative Agent, substantially in the form of Exhibit F hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

          (d) receipt by the Administrative Agent of a certificate signed by a Vice President, the Treasurer or the Controller of the Borrower, dated the Effective Date, to the effect set forth in clauses (c) and (d) of Section 3.02;

          (e) receipt by the Administrative Agent of all documents it may have reasonably requested prior to the date hereof relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent; and

         (f) receipt by the Administrative Agent of evidence satisfactory to it of the payment of all principal of and interest on any loans outstanding under, and all accrued commitment fees under, the Existing Credit Agreement;

PROVIDED that this Agreement shall not become effective or be binding on any party hereto unless all of the foregoing conditions are satisfied not later than September 25, 1997. The Administrative Agent shall promptly notify the Borrower and the Banks of the Effective Date, and such notice shall be conclusive and binding on all parties hereto. The Borrower and the Banks party to the Existing Credit Agreement, comprising the "Required Banks" as defined therein, hereby agree that (i) the commitments of the lenders under the Existing Credit Agreement shall terminate in their entirety immediately and automatically upon the effectiveness of this Agreement, without further action by any party to the Existing Credit Agreement, (ii) all accrued fees under the Existing Credit Agreement shall be due and payable at such time and (iii) subject to the funding loss indemnities in the Existing Credit Agreement, the Borrower may prepay any and all loans outstanding thereunder on the date of effectiveness of this Agreement.

         SECTION 3.02. BORROWINGS AND ISSUANCE OF LETTERS OF CREDITS. The obligation of any Bank to make a Loan on the occasion of any Borrowing and the obligation of the Issuing Bank to issue (or renew or extend the term of) any Letter of Credit is subject to the satisfaction of the following conditions; PROVIDED that if such Borrowing is a Swingline Takeout Borrowing, only the conditions set forth in clauses 3.02(a) and 3.02(b) must be satisfied:

          (a) receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.02 or 2.03 or receipt by the Issuing Bank of a Notice of Issuance as required by Section 2.16(b), as the case may be;

          (b) the facts that, immediately after such Borrowing or issuance of such Letter of Credit (and, in the case of any Swingline Borrowing or issuance of a

Letter of Credit, at any time prior to the tenth day following the maturity or expiry date thereof), (i) the sum of the aggregate outstanding principal amount of the Loans and the aggregate amount of Letters of Credit Liabilities will not exceed the aggregate amount of the Commitments, (ii) the aggregate outstanding principal amount of Swingline Loans will not exceed $100,000,000 and (iii) the aggregate amount of Letter of Credit Liabilities will not exceed $250,000,000;

          (c) the fact that, immediately after such Borrowing or issuance of such Letter of Credit, no Default shall have occurred and be continuing; and

          (d) the fact that the representations and warranties of the Borrower contained in this Agreement (except the representations and warranties set forth in Sections 4.04(c) and 4.05) shall be true on and as of the date of such Borrowing or issuance of such Letter of Credit.

Each Borrowing and issuance of a Letter of Credit hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the facts specified in clauses (b), (c) and (d) of this Section (unless such Borrowing is a Swingline Takeout Borrowing, in which case the Borrower shall be deemed to represent and warrant as to the facts specified in clause (b) of this Section).



                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants that:

         SECTION 4.01. CORPORATE EXISTENCE AND POWER. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of North Carolina, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and is duly qualified to do business as a foreign corporation in each jurisdiction where such qualification is required, except where the failure so to qualify would not have a material adverse effect on the business, financial position or results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole.

         SECTION 4.02. CORPORATE AND GOVERNMENTAL AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by the Borrower of this Agreement and the Notes are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official (except for the approval of the obtaining of credit pursuant to this Agreement by the North Carolina Utilities Commission and The Public Service Commission of South Carolina which shall have been obtained not later than the Effective Date) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Material Subsidiaries.

         SECTION 4.03. BINDING EFFECT. This Agreement constitutes a valid and binding agreement of the Borrower and each Note, if and when executed and delivered in accordance with this Agreement, will constitute a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

         SECTION 4.04. FINANCIAL INFORMATION. (a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of December 31, 1996 and the related consolidated statements of income, cash flows, capitalization and retained earnings for the fiscal year then ended, reported on by Deloitte & Touche, copies of which have been delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

          (b) The unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of March 31, 1997 and the related unaudited consolidated statements of income and cash flows for the three months then ended, copies of which have been delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles applied on a basis consistent with the financial statements referred to in subsection (a) of this Section, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and changes in financial position for such three month period (subject to normal year-end adjustments and the absence of footnotes).

         (c) Since the respective dates set forth above, there has been no material adverse change in the business, financial position or results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole.

         SECTION 4.05. LITIGATION. Except as disclosed in the reports referred to in Section 4.04 or in the Borrower's quarterly report on Form 10-Q for the quarter ended June 30, 1997, copies of which have been delivered to each of the Banks, there is no action, suit or proceeding pending against, or to the knowledge of the Borrower threatened against or affecting, the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which would be likely to be decided adversely to Borrower and, as a result, have a material adverse effect upon the business, consolidated financial position or results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole, or which in any manner draws into question the validity of this Agreement or any Note.

         SECTION 4.06. COMPLIANCE WITH LAWS. The Borrower and each Material Subsidiary is in compliance in all material respects with all applicable laws, ordinances, rules, regulations and requirements of governmental authorities (including, without limitation, ERISA and Environmental Laws) except where (i) non-compliance would not have a material adverse affect on the business, financial position or results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole, or (ii) the necessity of compliance therewith is contested in good faith by appropriate proceedings.

         SECTION 4.07. TAXES. The Borrower and its Material Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any Material Subsidiary except (i) where nonpayment would not have a material adverse effect on the business, financial position or results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole or (ii) where the same are contested in good faith by appropriate proceedings. The charges, accruals and reserves on the books of the Borrower and its Material Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate.

         SECTION 4.08. PUBLIC UTILITY HOLDING COMPANY ACT. The Borrower is a holding company exempt from all provisions of the Public Utility Holding Company Act of 1935, as amended (the "1935 Act") except Section 9(a)(2) thereof under
Section 3(a)(2) pursuant to Rule 2 of the 1935 Act.

                                    ARTICLE 5
                                    COVENANTS

         The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable hereunder remains unpaid or any Letter of Credit Liabilities remain outstanding:

         SECTION 5.01.  INFORMATION.  The Borrower will deliver to each of the
Banks:

          (a) as soon as available and in any event within 120 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of income, cash flows, capitalization and retained earnings for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner consistent with the requirements of the Securities and Exchange Commission by Deloitte & Touche or other independent public accountants of nationally recognized standing;

          (b) as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated statements of income and cash flows for such quarter and for the portion of the Borrower's fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by an Approved Officer of the Borrower;

          (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of an Approved Officer of the Borrower stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

          (d) within five days after any officer of the Borrower with responsibility relating thereto obtains knowledge of any Default, if such Default is then continuing, a certificate of an Approved Officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

          (e) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

          (f) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Borrower shall have filed with the Securities and Exchange Commission;

          (g) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "REPORTABLE EVENT" (as defined in Section 4043 of ERISA) with respect to any Material Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Material Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Material Plan is in reorganization, is insolvent or has been terminated, a copy of such notice;
(iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose material liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under
Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Material Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Material Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Material Plan or makes any amendment to any Material Plan which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower or applicable member of the ERISA Group is required or proposes to take; and

         (h) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Administrative Agent, at the request of any Bank, may reasonably request.

         SECTION 5.02. PAYMENT OF TAXES. The Borrower will pay and discharge, and will cause each Material Subsidiary to pay and discharge, at or before maturity, all their tax liabilities, except where (i) nonpayment would not have a material adverse effect on the business, financial position or results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole, or (ii) the same may be contested in good faith by appropriate proceedings, and will maintain, and will cause each Material Subsidiary to maintain, in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same.

         SECTION 5.03. MAINTENANCE OF PROPERTY; INSURANCE. (a) The Borrower will keep, and will cause each Material Subsidiary to keep, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

          (b) The Borrower will, and will cause each of its Material Subsidiaries to, maintain (either in the name of the Borrower or in such Subsidiary's own name) with financially sound and responsible insurance companies, insurance on all their respective properties in at least such amounts and against at least such risks (and with such risk retention) as are usually insured against in the same general area by companies of established repute engaged in the same or a similar business; PROVIDED that self-insurance by the Borrower or any such Material Subsidiary shall not be deemed a violation of this covenant to the extent that companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Material Subsidiary operates self-insure; and will furnish to the Banks, upon request from the Administrative Agent, information presented in reasonable detail as to the insurance so carried.

         SECTION 5.04. MAINTENANCE OF EXISTENCE. The Borrower will preserve, renew and keep in full force and effect, and will cause each Material Subsidiary to preserve, renew and keep in full force and effect their respective corporate existence and their respective rights, privileges and franchises material to the normal conduct of their respective businesses; PROVIDED that nothing in this
Section 5.04 shall prohibit the termination of any right, privilege or franchise of the Borrower or any Material Subsidiary or of the corporate existence of any Material Subsidiary if the Borrower in good faith determines that such termination is in the best interest of the Borrower and is not materially disadvantageous to the Banks.

         SECTION 5.05. COMPLIANCE WITH LAWS. The Borrower will comply, and cause each Material Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, ERISA and Environmental Laws) except where (i) noncompliance would not have a material adverse effect on the business, financial position or results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole, or (ii) the necessity of compliance therewith is contested in good faith by appropriate proceedings.

         SECTION 5.06. BOOKS AND RECORDS. The Borrower will keep, and will cause each Material Subsidiary to keep, proper books of record and account in which full, true and correct entries shall be made of all financial transactions in relation to its business and activities in accordance with its customary practices; and will permit, and will cause each Material Subsidiary to permit, representatives of any Bank at such Bank's expense (accompanied by a representative of the Borrower, if the Borrower so desires) to visit any of their respective properties, to examine any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, all upon such reasonable notice, at such reasonable times and as often as may reasonably be desired.

         SECTION 5.07. NEGATIVE PLEDGE. The Borrower will not create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

          (a) Liens granted by the Borrower existing on the date of this Agreement securing Indebtedness outstanding on the date of this Agreement in an aggregate principal amount not exceeding $100,000,000;

          (b) the Lien of the Mortgage Indenture securing Indebtedness outstanding on the date of this Agreement or issued hereafter;

          (c) any Lien on any asset of any corporation existing at the time such corporation is merged or consolidated with or into the Borrower and not created in contemplation of such event;

          (d) any Lien existing on any asset prior to the acquisition thereof by the Borrower and not created in contemplation of such acquisition;

          (e) any Lien on any asset securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, PROVIDED that such Lien attaches to such asset concurrently with or within 180 days after the acquisition thereof;

          (f) any Lien arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien permitted by any of the foregoing clauses of this Section, PROVIDED that such Indebtedness is not increased and is not secured by any additional assets;

          (g) Liens for taxes, assessments or other governmental charges or levies not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with generally accepted accounting principles;

          (h) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law, created in the ordinary course of business and for amounts not past due for more than 60 days or which are being contested in good faith by appropriate proceedings which are sufficient to prevent imminent foreclosure of such Liens, are promptly instituted and diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with generally accepted accounting principles;

          (i) Liens incurred or deposits made in the ordinary course of business (including, without limitation, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Indebtedness), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts;

          (j) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and other restrictions, charges or encumbrances (whether or not recorded) affecting the use of real property;

          (k) Liens with respect to judgments and attachments which do not result in an Event of Default;

          (l) Liens, deposits or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases (permitted under the terms of this Agreement), public or statutory obligations, surety, stay, appeal, indemnity, performance or other obligations arising in the ordinary course of business; and

          (m) other Liens including Liens imposed by Environmental Laws arising in the ordinary course of its business which (i) do not secure Indebtedness,
(ii) do not secure any obligation in an amount exceeding $100,000,000 at any time at which Investment Grade Status does not exist as to the Borrower and
(iii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business.

         SECTION 5.08. CONSOLIDATIONS, MERGERS AND SALES OF ASSETS. The Borrower will not (i) consolidate or merge with or into any other Person or (ii) sell, lease or otherwise transfer, directly or indirectly, Substantial Assets to any Person (other than a Subsidiary); PROVIDED that the Borrower may merge with another Person if the Borrower is the corporation surviving such merger and, after giving effect thereto, no Default shall have occurred and be continuing.

         SECTION 5.09. USE OF PROCEEDS. The proceeds of the Loans made under this Agreement will be used by the Borrower for its general corporate purposes, including liquidity support for outstanding commercial paper. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "MARGIN STOCK" within the meaning of Regulation U.



                                            ARTICLE 6
                                            DEFAULTS

         SECTION 6.01. EVENTS OF DEFAULT. If one or more of the following events ("EVENTS OF DEFAULT") shall have occurred and be continuing:

          (a) the Borrower shall fail to pay when due any principal of any Loan or shall fail to pay, within five days of the due date thereof, any interest, fees or any other amount payable hereunder;

          (b) the Borrower shall fail to observe or perform any covenant contained in Sections 5.07, 5.08 or the second sentence of 5.09, inclusive;

          (c) the Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) for 30 days after notice thereof has been given to the Borrower by the Administrative Agent at the request of any Bank;

          (d) any representation, warranty, certification or statement made by the Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

          (e) the Borrower or any Subsidiary shall fail to make any payment in respect of Material Debt (other than the Loans) when due or within any applicable grace period;

          (f) any event or condition shall occur and shall continue beyond the applicable grace or cure period, if any, provided with respect thereto so as to result in the acceleration of the maturity of Material Debt;

          (g) the Borrower or any Material Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

          (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Material Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 90 days; or an order for relief shall be entered against the Borrower or any Material Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

          (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $25,000,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans having aggregate Unfunded Vested Liabilities in excess of $50,000,000 (collectively, a "MATERIAL PLAN") shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Material Plan or a proceeding shall be instituted by a fiduciary of any Material Plan against any member of the ERISA Group to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 90 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated;

          (j) a judgment or other court order for the payment of money in excess of $50,000,000 shall be rendered against the Borrower or any Material Subsidiary and such judgment or order shall continue without being vacated, discharged, satisfied or stayed or bonded pending appeal for a period of 45 days; or

          (k) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) other than trustees and participants in employee benefit plans of the Borrower and its Subsidiaries or the Endowment or Trust, shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Exchange Act) of 50% or more of the outstanding shares of common stock of the Borrower; or, during any period of twelve consecutive calendar months, individuals who were directors of the Borrower on the first day of such period (together with any successors nominated or appointed by such directors in the ordinary course) shall cease to constitute a majority of the board of directors of the Borrower;

then, and in every such event, the Administrative Agent shall (i) if requested by Banks having more than 66-2/3% in aggregate amount of the Commitments, by notice to the Borrower terminate the Commitments and they shall thereupon terminate and (ii) if requested by Banks holding more than 66-2/3% in aggregate principal amount of the Loans, by notice to the Borrower declare the Loans (together with accrued interest thereon) to be, and the Loans shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; PROVIDED that in the case of any of the Events of Default specified in clause
(g) or (h) above with respect to the Borrower, without any notice to the Borrower or any other act by the Administrative Agent or the Banks, the Commitments shall thereupon terminate and the Loans (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

         SECTION 6.02. NOTICE OF DEFAULT. The Administrative Agent shall give notice to the Borrower under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

         SECTION 6.03. CASH COVER. The Borrower agrees, in addition to the provisions of Section 6.01 hereof, that upon the occurrence and during the continuance of any Event of Default, it shall, if requested by the Administrative Agent upon the instruction of the Banks having at least 66 2/3% in the aggregate amount of the Commitments (or, if the Commitments shall have been terminated, holding at least 66 2/3% of the Letter of Credit Liabilities), pay to the Administrative Agent an amount in immediately available funds (which funds shall be held as collateral pursuant to arrangements satisfactory to the Administrative Agent) equal to the aggregate amount available for drawing under all Letters of Credit then outstanding at such time, PROVIDED that, upon the occurrence of any Event of Default specified in Section 6.01(g) or 6.01(h) with respect to the Borrower, the Borrower shall pay such amount forthwith without any notice or demand or any other act by the Administrative Agent or the Banks.

                                    ARTICLE 7
                            THE ADMINISTRATIVE AGENT

         SECTION 7.01. APPOINTMENT AND AUTHORIZATION. Each Bank irrevocably appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Notes as are delegated to the Administrative Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

         SECTION 7.02. ADMINISTRATIVE AGENT AND AFFILIATES. Morgan Guaranty Trust Company of New York shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Administrative Agent, and Morgan Guaranty Trust Company of New York and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or affiliate of the Borrower as if it were not the Administrative Agent hereunder.

         SECTION 7.03. ACTION BY ADMINISTRATIVE AGENT. The obligations of the Administrative Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Administrative Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article 6.

         SECTION 7.04. CONSULTATION WITH EXPERTS. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

         SECTION 7.05. LIABILITY OF ADMINISTRATIVE AGENT. Neither the Administrative Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be liable to any Bank for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Administrative Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower; (iii) the satisfaction of any condition specified in
Article 3, except receipt of items required to be delivered to the Administrative Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the Notes or any other instrument or writing furnished in connection herewith. The Administrative Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it in good faith to be genuine or to be signed by the proper party or parties. Without limiting the generality of the foregoing, the use of the term "agent" in this Agreement with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom and is intended to create or reflect only an administrative relationship between independent contracting parties.

         SECTION 7.06. INDEMNIFICATION. Each Bank shall, ratably in accordance with its Commitment, indemnify the Administrative Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from the such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with this Agreement or any action taken or omitted by such indemnitees thereunder.

         SECTION 7.07. CREDIT DECISION. Each Bank acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

         SECTION 7.08. SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign at any time by giving notice thereof to the Banks and the Borrower. Upon any such resignation, the Borrower, with the consent of the Required Banks, (such consent not to be unreasonably withheld or delayed), shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the

Banks, appoint a successor Administrative Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $250,000,000. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder; PROVIDED that if such successor Administrative Agent is appointed without the consent of the Borrower, such successor Administrative Agent may be replaced by the Borrower with the consent of the Required Banks. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent.

         SECTION 7.09. ADMINISTRATIVE AGENT'S FEE. The Borrower shall pay to the Administrative Agent for its own account fees in the amounts and at the times previously agreed upon between the Borrower and the Administrative Agent.



                                    ARTICLE 8
                             CHANGE IN CIRCUMSTANCES

         SECTION 8.01. BASIS FOR DETERMINING INTEREST RATE INADEQUATE OR UNFAIR. If on or prior to the first day of any Interest Period for any Euro-Dollar Borrowing or Bid Rate (Indexed) Borrowing:

          (a) the Administrative Agent is advised by the Euro-Dollar Reference Banks that deposits in dollars (in the applicable amounts) are not being offered to the Euro-Dollar Reference Banks in the relevant market for such Interest Period, or

          (b) in the case of a Euro-Dollar Borrowing, Banks having 66-2/3% or more of the aggregate amount of the affected Loans advise the Administrative Agent that the London Interbank Offered Rate as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Banks of funding their Euro-Dollar Loans for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make Euro-Dollar Loans or to continue or convert outstanding Loans as or into Euro-Dollar Loans shall be suspended and (ii) each outstanding Euro-Dollar Loan shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Administrative Agent at least one Domestic Business Day before the date of any Fixed Rate Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, (i) if such Fixed Rate Borrowing is a Syndicated Borrowing, such Borrowing shall instead be made as a Base Rate Borrowing and (ii) if such Borrowing is a Bid Rate (Indexed) Borrowing, the Loans comprising such Borrowing shall bear interest for each day from and including the first day to but excluding the last day of the Interest Period applicable thereto at the Base Rate for such day.

         SECTION 8.02. ILLEGALITY. If, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund any of its Euro-Dollar Loans and such Bank shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans, or to continue or convert outstanding Loans as or into Euro-Dollar Loans, shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not be otherwise disadvantageous to such Bank in the good faith exercise of its discretion. If such notice is given, each Euro-Dollar Loan of such Bank then outstanding shall be converted to a Base Rate Loan either (a) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Bank may lawfully continue to maintain and fund such Loan to such day or (b) immediately if such Bank shall determine that it may not lawfully continue to maintain and fund such Loan to such day.

         SECTION 8.03. INCREASED COST AND REDUCED RETURN. (a) If on or after (x) the date of this Agreement, in the case of any Committed Loan or Letter of Credit or any obligation to make Committed Loans or issue or participate in any Letter of Credit or (y) the date of any related Bid Rate Quote, in the case of any Bid Rate Loan, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) issued on or after such date of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the London interbank market any other condition (other than in respect of Taxes or Other Taxes) affecting its Fixed Rate Loans, its Note or its obligation to make Fixed Rate Loans or its obligations hereunder in respect of Letters of Credit and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Fixed Rate Loan or of issuing or participating in any Letter of Credit, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction; PROVIDED that no such amount shall be payable with respect to any period commencing more than 90 days prior to the date such Bank first notifies the Borrower of its intention to demand compensation therefor under this Section 8.03(a).

          (b) If any Bank shall have determined that, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency given or made after the date of this Agreement, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction; PROVIDED that no such amount shall be payable with respect to any period commencing less than 30 days after the date such Bank first notifies the Borrower of its intention to demand compensation under this Section 8.03(b).

          (c) Each Bank will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

         SECTION 8.04. TAXES. (a) For purposes of this Section 8.04, the following terms have the following meanings:

         "TAXES" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings with respect to any payment by the Borrower pursuant to this Agreement or any Note, and all liabilities with respect thereto, EXCLUDING (i) in the case of each Bank and the Administrative Agent, taxes imposed on its income, net worth or gross receipts and franchise or similar taxes imposed on it by a jurisdiction under the laws of which such Bank or the Administrative Agent (as the case may be) is organized or in which its principal executive office is located or, in the case of each Bank, in which its Applicable Lending Office is located and (ii) in the case of each Bank, any United States withholding tax imposed on such payments except to the extent that such Bank is subject to United States withholding tax by reason of a U.S. Tax Law Change.

         "OTHER TAXES" means any present or future stamp or documentary taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to this Agreement or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note.

         "U.S. TAX LAW CHANGE" means with respect to any Bank or Participant the occurrence (x) in the case of each Bank listed on the signature pages hereof, after the date of its execution and delivery of this Agreement and (y) in the case of any other Bank, after the date such Bank shall have become a Bank hereunder, and (z) in the case of each Participant, after the date such Participant became a Participant hereunder, of the adoption of any applicable U.S. federal law, U.S.

federal rule or U.S. federal regulation relating to taxation, or any change therein, or the entry into force, modification or revocation of any income tax convention or treaty to which the United States is a party.

          (b) Any and all payments by the Borrower to or for the account of any Bank or the Administrative Agent hereunder or under any Note shall be made without deduction for any Taxes or Other Taxes; PROVIDED that, if the Borrower shall be required by law to deduct any Taxes or Other Taxes from any such payments, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8.04) such Bank or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions,
(iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 9.01, the original or a certified copy of a receipt evidencing payment thereof.

          (c) The Borrower agrees to indemnify each Bank and the Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 8.04) paid by such Bank or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be paid within 15 days after such Bank or the Administrative Agent (as the case may be) makes demand therefor.

          (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter as required by law (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower two completed and duly executed copies of Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, or other documentation reasonably requested by the Borrower, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which exempts the Bank from United States withholding tax or reduces the rate of withholding tax on payments of interest for the account of such Bank or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States.

          (e) For any period with respect to which a Bank has failed to provide the Borrower with the appropriate form pursuant to Section 8.04(d) (unless such failure is due to a U.S. Tax Law Change), such Bank shall not be entitled to indemnification under Section 8.04(b) or 8.04(c) with respect to any Taxes or Other Taxes which would not have been payable had such form been so provided, PROVIDED that if a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes (it being understood, however, that the Borrower shall have no liability to such Bank in respect of such Taxes).

          (f) If the Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section 8.04, then such Bank will take such action (including changing the jurisdiction of its Applicable Lending Office) as in the good faith judgment of such Bank (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) is not otherwise disadvantageous to such Bank.

          (g) If any Bank or the Administrative Agent receives a refund (including a refund in the form of a credit against taxes that are otherwise payable by the Bank or the Administrative Agent) of any Taxes or Other Taxes for which the Borrower has made a payment under Section 8.04(b) or (c) and such refund was received from the taxing authority which originally imposed such Taxes or Other Taxes, such Bank or the Administrative Agent agrees to reimburse the Borrower to the extent of such refund, PROVIDED that nothing contained in this paragraph (g) shall require any Bank or the Administrative Agent to make available its tax returns (or any other information relating to its taxes which it deems to be confidential).

         SECTION 8.05. BASE RATE LOANS SUBSTITUTED FOR AFFECTED FIXED RATE LOANS. If (i) the obligation of any Bank to make or to continue or convert outstanding Loans as or into Euro-Dollar Loans has been suspended pursuant to
Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03(a) or
8.04 with respect to its Euro-Dollar Loans and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

          (a) all Loans which would otherwise be made by such Bank as (or continued as or converted to) Euro-Dollar Loans, as the case may be, shall instead be Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and

          (b) after each of its Euro-Dollar Loans has been repaid, all payments of principal which would otherwise be applied to repay such Loans shall be applied to repay its Base Rate Loans instead.

If such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist, the principal amount of each such Base Rate Loan shall be converted into a Euro-Dollar Loan on the first day of the next succeeding Interest Period applicable to the related Euro-Dollar Loans of the other Banks.

         SECTION 8.06. SUBSTITUTION OF BANK; TERMINATION OPTION. If (i) the obligation of any Bank to make or to convert or continue outstanding Loans as or into Euro-Dollar Loans has been suspended pursuant to Section 8.02, (ii) any Bank has demanded compensation under Section 8.03 or 8.04, or (iii) any Bank exercises its right not to extend its Termination Date pursuant to Section 2.01(c) or (iv) Investment Grade Status ceases to exist as to any Bank, then:

          (a) the Borrower shall have the right, with the assistance of the Administrative Agent, to designate a substitute bank or banks (which may be one or more of the Banks) mutually satisfactory to the Borrower, the Administrative Agent, the Issuing Banks and the Swingline Bank (whose consent shall not be unreasonably withheld or delayed) to purchase for cash, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit G hereto, the outstanding Loans of such Bank and assume the Commitment and Letter of Credit Liabilities of such Bank, without recourse to or warranty by, or expense to, such Bank, for a purchase price equal to the principal amount of all of such Bank's outstanding Loans and funded Letter of Credit Liabilities plus any accrued but unpaid interest thereon and the accrued but unpaid fees in respect of such Bank's Commitment hereunder plus such amount, if any, as would be payable pursuant to Section 2.14 if the outstanding Loans of such Bank were prepaid in their entirety on the date of consummation of such assignment; and

          (b) if at the time Investment Grade Status exists as to the Borrower, the Borrower may elect to terminate this Agreement as to such Bank, PROVIDED that (i) the Borrower notifies such Bank through the Administrative Agent of such election at least three Euro-Dollar Business Days before the effective date of such termination, (ii) the Borrower repays or prepays all outstanding Loans made by such Bank not later than the effective date of such termination and
(iii) if at the effective date of such termination, any Letter of Credit Liabilities or Swingline Loans are outstanding, the conditions specified in
Section 3.02 would be satisfied

(after giving effect to such termination) were the related Letters of Credit and Swingline Loans made on such date. Upon satisfaction of the foregoing conditions, the Commitment of such Bank shall terminate on the effective date specified in such notice.



                                    ARTICLE 9
                                  MISCELLANEOUS

         SECTION 9.01. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Borrower or the Administrative Agent, at its address or telecopy or telex number set forth on the signature pages hereof, (y) in the case of any Bank, at its address or telecopy or telex number set forth in its Administrative Questionnaire or (z) in the case of any party, such other address or telecopy or telex number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Borrower. Each such notice, request or other communication shall be effective (i) if given by telecopy or telex, when such telecopy or telex is transmitted to the telecopy or telex number specified in this Section and the appropriate answerback or confirmation slip, as the case may be, is received, (ii) if given by mail, 84 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; PROVIDED that notices to the Administrative Agent or any Issuing Bank under Article 2 or Article 3 shall not be effective until delivered.

         SECTION 9.02. NO WAIVERS. No failure or delay by the Administrative Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 9.03. EXPENSES; INDEMNIFICATION. (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses of the Administrative Agent, including reasonable fees and disbursements of special counsel for the Administrative Agent, in connection with the preparation of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all reasonable out-of-pocket expenses incurred by the Administrative Agent or any Bank, including reasonable fees and disbursements of counsel, in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom.

          (b) The Borrower agrees to indemnify the Administrative Agent and each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder; PROVIDED that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

         SECTION 9.04. SHARING OF SET-OFFS. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount then due with respect to the Loans and Letter of Credit Liabilities held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount then due with respect to the Loans and Letter of Credit Liabilities held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Loans and Letter of Credit Liabilities held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments with respect to the Loans and Letter of Credit Liabilities held by the Banks shall be shared by the Banks pro rata; PROVIDED that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under this Agreement.

         SECTION 9.05. AMENDMENTS AND WAIVERS. Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Administrative Agent, the Swingline Bank or any Issuing Bank are affected thereby, by such Person); PROVIDED that no such amendment or waiver shall, unless signed by all the Banks, (i) increase or decrease the Commitment of any Bank (except (x) as contemplated by Section 2.19 or (y) for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or the amount to be reimbursed in respect of any Letter of Credit or any interest thereon or any fees hereunder, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or for reimbursement in respect of any Letter of Credit or interest thereon or any fees hereunder or for termination of any Commitment or (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans and Letter of Credit Liabilities, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement.

         SECTION 9.06. SUCCESSORS AND ASSIGNS. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks.

          (b) Any Bank may, with the consent of the Borrower (such consent not to be unreasonably withheld or delayed), at any time grant to one or more banks or other institutions (each a "PARTICIPANT") participating interests in its Commitment or any or all of its Loans and Letter of Credit Liabilities. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Administrative Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower, the Issuing Banks, the Swingline Bank and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; PROVIDED that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii) or (iii) of Section 9.05 without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article 8 with respect to its participating interest, subject to the performance by such Participant of the obligations of a Bank thereunder. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

          (c) Any Bank may at any time assign to one or more banks or other financial institutions (each an "ASSIGNEE") all, or a proportionate part (equivalent to an initial Commitment of not less than $20,000,000) of all, of its rights and obligations under this Agreement and its Note (if any), and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption

Agreement in substantially the form of Exhibit G hereto executed by such Assignee and such transferor Bank, with (and only with and subject to) the prior written consent of the Borrower (given in its sole discretion), the Issuing Banks, the Swingline Bank and the Administrative Agent (which shall not be unreasonably withheld or delayed), PROVIDED that unless such assignment is of the entire right, title and interest of the transferor Bank hereunder, after making any such assignment such transferor Bank shall have a Commitment of at least $20,000,000. Upon execution and delivery of such instrument of assumption and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required by the Assignee, a Note is issued to the Assignee. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to the Borrower and the Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.04. All assignments shall be subject to a transaction fee established by, and payable by the transferor Bank to, the Administrative Agent for its own account (which shall not exceed $5,000).

          (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note (if any) to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder or modify any such obligations.

          (e) No Assignee, Participant or other transferee of any Bank's rights (including any Applicable Lending Office other than such Bank's initial Applicable Lending Office) shall be entitled to receive any greater payment under Section 8.03 or 8.04 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made by reason of the provisions of Section 8.02, 8.03 or 8.04 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

         SECTION 9.07. COLLATERAL. Each of the Banks represents to the Administrative Agent and each of the other Banks that it in good faith is not relying upon any "MARGIN STOCK" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

         SECTION 9.08. CONFIDENTIALITY. The Administrative Agent and each Bank agrees to keep any information delivered or made available by the Borrower pursuant to this Agreement confidential from anyone other than persons employed or retained by such Bank and its affiliates who are engaged in evaluating, approving, structuring or administering the credit facility contemplated hereby; PROVIDED that nothing herein shall prevent any Bank from disclosing such information (a) to any other Bank or to the Administrative Agent, (b) to any other Person if reasonably incidental to the administration of the credit facility contemplated hereby, (c) upon the order of any court or administrative agency, (d) upon the request or demand of any regulatory agency or authority,
(e) which had been publicly disclosed other than as a result of a disclosure by the Administrative Agent or any Bank prohibited by this Agreement, (f) in connection with any litigation to which the Administrative Agent, any Bank or its subsidiaries or Parent may be a party, (g) to the extent necessary in connection with the exercise of any remedy hereunder, (h) to such Bank's or Administrative Agent's legal counsel and independent auditors and (i) subject to provisions substantially similar to those contained in this Section 9.08, to any actual or proposed Participant or Assignee.

         SECTION 9.09. GOVERNING LAW; SUBMISSION TO JURISDICTION. This Agreement and each Note (if any) shall be construed in accordance with and governed by the law of the State of New York. The Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

         SECTION 9.10. COUNTERPARTS; INTEGRATION. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

         SECTION 9.11. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT, THE ISSUING BANKS,

THE SWINGLINE BANK AND THE BANKS , TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                                  DUKE ENERGY CORPORATION


                                        By /s/ Paul F. Ferguson, Jr.
                                           ----------------------------------
                                        Title: Senior Vice President and
                                                      Treasurer
                                        422 South Church Street
                                        Charlotte, North Carolina 28242-1904
                                        Attention: Paul F. Ferguson, Jr.
                                        Telecopy number: (704) 382-4964

Commitments
-----------

$ 88,750,000                            MORGAN GUARANTY TRUST
                                             COMPANY OF NEW YORK


                                        By /s/ Oliver W. Wesson, Jr.
                                           ----------------------------------
                                            Title: Vice President



$ 88,750,000                            THE CHASE MANHATTAN BANK


                                        By /s/ Paul V. Farrell
                                           ----------------------------------
                                            Title: Vice President



$ 65,000,000                            BANK OF AMERICA NATIONAL
                                            TRUST AND SAVINGS
                                            ASSOCIATION


                                        By /s/ Michael J. Dillon
                                           ----------------------------------
                                            Title: Managing Director

$ 65,000,000                            THE BANK OF NEW YORK


                                        By /s/ Ian K. Stewart
                                           ----------------------------------
                                           Title: Senior Vice President



$ 65,000,000                            BARCLAYS BANK PLC
                                            NEW YORK BRANCH


                                        By /s/ N.A. Bell
                                           ----------------------------------
                                            Title: Director
                                                   Portfolio Management



$ 65,000,000                            CITIBANK, N.A.


                                        By /s/ Philip C. Kron
                                           ----------------------------------
                                           Title: As Attorney In Fact



$65,000,000                             THE FIRST NATIONAL BANK OF
                                            CHICAGO


                                        By /s/ Madeleine N. Pember
                                           ----------------------------------
                                           Title: Corporate Banking Officer



$ 65,000,000                            FIRST UNION NATIONAL BANK


                                        By /s/ Michael J. Kolosowsky
                                           ----------------------------------
                                            Title: Vice President

$ 65,000,000                            NATIONSBANK, N.A.


                                        By /s/ Gretchen P. Burud
                                           ----------------------------------
                                            Title: Vice President



$ 65,000,000                            WACHOVIA BANK, N.A.


                                        By /s/ Christopher L. Fincher
                                           ----------------------------------
                                            Title: Vice President



$ 42,500,000                            BANK OF MONTREAL


                                        By /s/ Natasha Glossop
                                           ----------------------------------
                                            Title:  Director



$ 42,500,000                            THE BANK OF TOKYO-
                                            MITSUBISHI, LTD.


                                        By /s/ William L. Otott, Jr.
                                           ----------------------------------
                                            Title: Vice President



$ 42,500,000                            BANKBOSTON, N.A.


                                        By /s/ Rita M. Cahill
                                           ----------------------------------
                                            Title: Vice President

$ 42,500,000                            CIBC, INC.


                                        By /s/ Aleksandra K. Dymanus
                                           ----------------------------------
                                           Title: Authorized Signatory



$ 42,500,000                            DRESDNER BANK AG NEW YORK
                                            AND/OR GRAND CAYMAN
                                            BRANCHES


                                        By /s/ Thomas Lake
                                           ----------------------------------
                                            Title: Vice President


                                        By /s/ Michael E. Terry
                                           ----------------------------------
                                           Title: Assistant Vice President



$ 42,500,000                            THE INDUSTRIAL BANK OF
                                            JAPAN, LIMITED, ATLANTA
                                            AGENCY


                                        By /s/ Koichi Hasegawa
                                           ----------------------------------
                                           Title: Senior Vice President and
                                                  Deputy General Manager



$ 42,500,000                            MELLON BANK, N.A.


                                        By /s/ Brad S. Miller
                                           ----------------------------------
                                           Title: Assistant Vice President

$ 42,500,000                            THE NORTHERN TRUST
                                            COMPANY


                                        By /s/ John J. Conway
                                           ----------------------------------
                                            Title: Vice President



$ 42,500,000                            ROYAL BANK OF BANK OF
                                            CANADA


                                        By /s/ Tom J. Oberaigner
                                           ----------------------------------
                                            Title: Manager



$ 42,500,000                            THE SANWA BANK, LIMITED


                                        By /s/ William M. Plough
                                           ----------------------------------
                                            Title: Vice President


                                        By /s/ Andrew N. Hammond
                                           ----------------------------------
                                           Title: Vice President - Senior
                                                  Manager Credit



$ 42,500,000                            SOCIETE GENERALE


                                        By /s/ Gordon Eadon
                                           ----------------------------------
                                            Title: Vice President

$ 42,500,000                            TORONTO DOMINION (NEW
                                            YORK), INC.


                                        By /s/ Jorge A. Garcia
                                           ----------------------------------
                                            Title: Vice President



$ 42,500,000                            UNION BANK OF SWITZERLAND,
                                            NEW YORK BRANCH


                                        By /s/ Paul R. Morrison
                                           ----------------------------------
                                            Title: Director


                                        By /s/ Michele von Kroemer
                                           ----------------------------------
                                            Title: Assistant Treasurer

---------------------------

Total Commitments


$1,250,000,000
---------------------------

                                        MORGAN GUARANTY TRUST
                                              COMPANY OF NEW YORK,
                                              as Administrative Agent


                                        By /s/ Oliver W. Wesson, Jr.
                                           ----------------------------------
                                           Title: Vice President
                                        60 Wall Street
                                        New York, NY 10260
                                        Attention: Loan Department
                                        Telex number: 177615 MGT
                                        Telecopy number: (212) 648-5023

                                        PRICING SCHEDULE


         The "EURO-DOLLAR MARGIN" and the "FACILITY FEE RATE" for any day are the respective percentages set forth below in the applicable row under the column corresponding to the Status that exists on such day:


---------------------------------------------------------------------------------------------------------
                LEVEL I        LEVEL II       LEVEL III       LEVEL IV        LEVEL V          LEVEL VI
---------------------------------------------------------------------------------------------------------
Facility         .055%          .060%           .065%          .070%           .085%            .100%
Fee
---------------------------------------------------------------------------------------------------------
Euro-            .095%          .115%           .135%          .155%           .165%            .200%
Dollar
Margin
---------------------------------------------------------------------------------------------------------


         For purposes of this Schedule, the following terms have the following meanings:

         "LEVEL I STATUS" exists at any date if, at such date, the Borrower is rated "AA-" or higher by S&P OR "Aa3" or higher by Moody's.

         "LEVEL II STATUS" exists at any date if, at such date, (i) the Borrower is rated "A+" or higher by S&P OR "A1" or higher by Moody's and (ii) Level I Status does not exist.

         "LEVEL III STATUS" exists at any date if, at such date, (i) the Borrower is rated "A" or higher by S&P OR "A2" or higher by Moody's and (ii) neither Level I Status nor Level II Status exists.

         "LEVEL IV STATUS" exists at any date if, at such date, (i) the Borrower is rated "A-" by S&P OR "A3" by Moody's and (ii) neither Level I Status, Level II Status nor Level III Status exists.

         "LEVEL V STATUS" exists at any date if, at such date, (i) the Borrower is rated "BBB+" by S&P OR "Baa1" by Moody's and (ii) neither Level I Status, Level II Status, Level III Status nor Level IV Status exists.

         "LEVEL VI STATUS" exists at any date if, at such date, no other Status exists.

         "STATUS" refers to the determination of which of Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status or Level VI Status exists at any date.

         The credit ratings to be utilized for purposes of this Schedule are those indicated for or assigned to the senior unsecured long-term debt securities of the Borrower without third-party credit enhancement, and any rating indicated for or assigned to any other debt security of the Borrower shall be disregarded. The ratings in effect for any day are those in effect at the close of business on such day. A change in credit rating will result in an immediate change in the applicable Status. In the case of split ratings from S&P and Moody's, the rating to be used to determine the applicable Status is the higher of the two.

                                                                      SCHEDULE I



                             DUKE ENERGY CORPORATION

                                 CREDIT FACILITY

          (Being Replaced by $1,250,000,000 Revolving Credit Facility)



            1. Credit Agreement dated as of August 16, 1989, as amended, among Duke Energy Company, the lenders party thereto and Morgan Guaranty Trust Company of New York, as agent.

                                                                       EXHIBIT A

                                      NOTE

                                                              New York, New York

                                                                 August 25, 1997

         For value received, Duke Energy Corporation, a North Carolina corporation (the "BORROWER"), promises to pay to the order of (the "BANK"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the date specified in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

         All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, the Bank, if the Bank so elects in connection with any transfer or enforcement of its Note, may endorse on the schedule attached hereto appropriate notations to evidence the foregoing information with respect to the Loans then outstanding; PROVIDED that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This note is one of the Notes referred to in the Five-Year Credit Agreement dated as of August 25, 1997 among the Borrower, the banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as Administrative Agent (as the same may be amended from time to time, the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                        DUKE ENERGY CORPORATION


                                        By _____________________________________

                                            Title:

                         LOANS AND PAYMENTS OF PRINCIPAL

-----------------------------------------------------------------------------------------------------
                                                        Amount of
                       Amount            Type           Principal          Maturity         Notation
      Date            of Loan          of Loan           Repaid              Date           Made By
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------


                                                                       EXHIBIT B


                         FORM OF BID RATE QUOTE REQUEST

                                                               [Date]

To:      Morgan Guaranty Trust Company of New York
           (the "ADMINISTRATIVE AGENT")

From:    Duke Energy Corporation

Re: Five-Year Credit Agreement (the "CREDIT AGREEMENT") dated as of August 25, 1997 among the Borrower, the Banks listed on the signature pages thereof and the Administrative Agent

         We hereby give notice pursuant to Section 2.03 of the Credit Agreement that we request Bid Rate Quotes for the following proposed Bid Rate Borrowing(s):

Date of Borrowing:  __________________

Principal Amount*                                    Interest Period**
----------------                                     ---------------

$

         Such Bid Rate Quotes should offer a Bid Rate [(General), (Indexed) or both]. [The applicable base rate is the London Interbank Offered Rate.]

         Terms used herein have the meanings assigned to them in the Credit Agreement.

                                        DUKE ENERGY CORPORATION


                                        By ____________________________________

                                           Title:
--------
         *Amount must be $10,000,000 or a larger multiple of $1,000,000.
         **Not less than one month (Bid Rate (Indexed) Auction) or not less than 7 days (Bid Rate (General) Auction), subject to the provisions of the definition of Interest Period.

                                                                       EXHIBIT C


                             FORM OF INVITATION FOR BID RATE QUOTES


To:      [Name of Bank]

Re:      Invitation for Bid Rate Quotes to Duke Energy Corporation (the
         "BORROWER")

         Pursuant to Section 2.03 of the Five-Year Credit Agreement dated as of August 25, 1997 among the Borrower, the Banks parties thereto and the undersigned, as Administrative Agent, we are pleased on behalf of the Borrower to invite you to submit Bid Rate Quotes to the Borrower for the following proposed Bid Rate Borrowing(s):

Date of Borrowing:  __________________

Principal Amount                                     Interest Period
----------------                                     ---------------

$

         Such Bid Rate Quotes should offer a Bid Rate [(Indexed), (General) or both]. [The applicable base rate is the London Interbank Offered Rate.]

         Please respond to this invitation by no later than [2:00 P.M.] [9:30 A.M.] (New York City time) on [date].

                                        MORGAN GUARANTY TRUST
                                             COMPANY OF NEW YORK



                                        By ____________________________________
                                             Authorized Officer

                                                                       EXHIBIT D


                             FORM OF BID RATE QUOTE


To:      Morgan Guaranty Trust Company of New York,
         as Administrative Agent
         60 Wall Street
         New York, New York  10260
         Attention:

Re:      Bid Rate Quote to Duke Energy Corporation (the "BORROWER")

         In response to your invitation on behalf of the Borrower dated _____________, 19__, we hereby make the following Bid Rate Quote on the following terms:

1.       Quoting Bank:  ________________________________

2.       Person to contact at Quoting Bank:

         _____________________________

3.       Date of Borrowing: ____________________*

4. We hereby offer to make Bid Rate Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:

Principal         Interest          Bid Rate
Amount**          Period***         [(Indexed)****]     [(General)*****]
--------          ---------         ---------------     ----------------
$
$
provided, that the aggregate principal amount of Bid Rate Loans for which the above offers may be accepted shall not exceed $_______________.]**
--------
         *As specified in the related Invitation.
         **Principal amount bid for each Interest Period may not exceed principal amount requested. Specify aggregate limitation if the sum of the individual offers exceeds the amount the Bank is willing to lend. Bids must be made for $5,000,000 or a larger of multiple of $1,000,000.
         ***Not less than one month or less than 30 days, as specified in the related Invitation, but no bid may be submitted for an Interest Period extending beyond bidder's Termination Date. No more than five bids are permitted for each Interest Period.
         ****Margin over or under the London Interbank Offered Rate determined for the applicable Interest Period. Specify percentage (rounded to the nearest 1/10,000 of 1%) and specify whether "PLUS" or "MINUS".
         *****Specify rate of interest per annum (rounded to the nearest 1/10,000th of 1%).

provided, that the aggregate principal amount of Bid Rate Loans for which the above offers may be accepted shall not exceed $____________.]**

         We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Five-Year Credit Agreement dated as of August 25, 1997 among the Borrower, the Banks listed on the signature pages thereof and yourselves, as Administrative Agent, irrevocably obligates us to make the Bid Rate Loan(s) for which any offer(s) are accepted, in whole or in part.

                                        Very truly yours,

                                        [NAME OF BANK]


Dated: ____________________             By: ___________________________
                                            Authorized Officer

                                                                       EXHIBIT E


                       OPINION OF COUNSEL FOR THE BORROWER

                                                                [Effective Date]


To the Banks and the Administrative Agent
  Referred to Below
c/o Morgan Guaranty Trust Company of New York
as Administrative Agent
60 Wall Street
New York, New York  10260

Dear Sirs:

         We have acted as counsel for Duke Energy Corporation (the "BORROWER") in connection with the Five-Year Credit Agreement (the "CREDIT AGREEMENT") dated as of August 25, 1997 among the Borrower, the banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as Administrative Agent. Terms defined in the Credit Agreement are used herein as therein defined.

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

         Upon the basis of the foregoing, we are of the opinion that:

            1. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of North Carolina, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

            2. The execution, delivery and performance by the Borrower of the Credit Agreement and any Notes are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official (except for the approval of the obtaining of credit pursuant to this Agreement by the North Carolina Utilities Commission and The South Carolina Public Service

Commission which has been obtained) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles of incorporation or by-laws of the Borrower or, to our knowledge, of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or, to our knowledge, result in the creation or imposition of any Lien on any asset of the Borrower or any of its Material Subsidiaries.

            3. The Credit Agreement constitutes a valid and binding agreement of the Borrower and the Notes, if and when issued, will constitute valid and binding obligations of the Borrower enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

            4. Except as disclosed in the reports referred to in Section 4.04 of the Credit Agreement or in the Borrower's quarterly report on Form 10-Q for the quarter ended June 30, 1997, to our knowledge (but without independent investigation), there is no action, suit or proceeding pending or threatened against or affecting, the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official, which would be likely to be decided adversely to Borrower or such Subsidiary and, as a result, to have a material adverse effect upon the business, consolidated financial position or consolidated results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole or which in any manner draws into question the validity of the Credit Agreement or any Notes.

            5. The Borrower is a holding company exempt from all provisions of the Public Utility Holding Company Act of 1935 (the "1935 Act") except Section 9(a)(2) thereof under Section 3(a)(2) pursuant to Rule 2 of the 1935 Act.

         The phrase "to the best of our knowledge", as used in the foregoing opinion, refers to the actual knowledge of this firm without any independent investigation as to any such matters.

         We are members of the Bar of the State of New York and we do not express any opinion herein concerning any law other than the law of the State of New York, and the federal law of the United States of America. In rendering the foregoing opinion, we are, with your approval, relying as to all matters of North Carolina law upon the opinion of _______ and as to matters of South Carolina law upon the opinion of __________.

         This opinion is rendered to you in connection with the above matter and may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent, except for Additional Banks and all Participants.

                                            Very truly yours,

                                                                       EXHIBIT F


                                   OPINION OF
                     DAVIS POLK & WARDWELL, SPECIAL COUNSEL
                          FOR THE ADMINISTRATIVE AGENT
     ---------------------------------------------------------------------


                                                               [Effective Date]

To the Banks and the Administrative Agent
  Referred to Below
c/o Morgan Guaranty Trust Company of New York,
as Administrative Agent
60 Wall Street
New York, New York  10260

Dear Sirs:

         We have participated in the preparation of the Five-Year Credit Agreement (the "CREDIT AGREEMENT") dated as of August 25, 1997 among Duke Energy Corporation, a North Carolina corporation (the "BORROWER"), the banks listed on the signature pages thereof (the "BANKS") and Morgan Guaranty Trust Company of New York, as Administrative Agent (the "ADMINISTRATIVE AGENT"), and have acted as special counsel for the Administrative Agent for the purpose of rendering this opinion pursuant to Section 3.01(c) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

         Upon the basis of the foregoing, we are of the opinion that:

            1. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes are within the Borrower's corporate powers and have been duly authorized by all necessary corporate action.

            2. The Credit Agreement constitutes a valid and binding agreement of the Borrower and the Notes, if and when issued, constitute valid and binding obligations of the Borrower enforceable in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

         In giving the foregoing opinion, (i) we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New York) in which any Bank is located which limits the rate of interest that such Bank may charge or collect and (ii) we have relied, without independent investigation, as to all matters governed by the laws of North Carolina, upon the opinion of [counsel for the Borrower], dated _______ __, 1997, a copy of which has been delivered to you.

         This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent, except for Additional Banks and all Participants.

                                            Very truly yours,

                                                                       EXHIBIT G


                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         AGREEMENT dated as of _________, 19__ among [ASSIGNOR] (the "ASSIGNOR"), [ASSIGNEE] (the "ASSIGNEE"), DUKE ENERGY CORPORATION (the "COMPANY"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK [AND OTHER ISSUING BANK(S)], as Issuing Bank(s), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Swingline Bank and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "ADMINISTRATIVE AGENT").

                               W I T N E S S E T H

         WHEREAS, this Assignment and Assumption Agreement (the "AGREEMENT") relates to the Five-Year Credit Agreement dated as of August 25, 1997 among the Company, the Assignor and the other Banks party thereto, as Banks, and the Administrative Agent (the "CREDIT AGREEMENT");

         WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans to the Borrower and participate in Letters of Credit in an aggregate principal amount at any time outstanding not to exceed
$----------;

         WHEREAS, Syndicated Loans made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $__________ are outstanding at the date hereof; and

         WHEREAS, Letters of Credit with a total amount available for drawing thereunder of $___________ are outstanding at the date hereof; and

         WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $__________ (the "ASSIGNED AMOUNT"), together with a corresponding portion of its outstanding Committed Loans and Letter of Credit Liabilities, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

         SECTION 2. ASSIGNMENT. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Syndicated Loans made by, and Letter of Credit Liabilities of, the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, the Borrower, the Issuing Banks, the Swingline Bank and the Administrative Agent, the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

         SECTION 3. PAYMENTS. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them.* It is understood that facility and Letter of Credit fees accrued to the date hereof in respect of the Assigned Amount are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

         SECTION 4. CONSENT TO ASSIGNMENT. This Agreement is conditioned upon the consent of the Borrower, the Issuing Banks, the Swingline Bank and the Administrative Agent pursuant to Section 9.06(c) of the Credit Agreement. The execution of this Agreement by the Borrower, the Issuing Banks, Swingline Bank and the Administrative Agent is evidence of this consent. Pursuant to Section
--------
         *Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

9.06(c) the Borrower agrees to execute and deliver a Note, if required by the Assignee, payable to the order of the Assignee to evidence the assignment and assumption provided for herein.

         SECTION 5. NON-RELIANCE ON ASSIGNOR. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of any Borrower, or the validity and enforceability of the obligations of any Borrower in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrowers.

         SECTION 6. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 7. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 8. ADMINISTRATIVE QUESTIONNAIRE. Attached is an Administrative Questionnaire duly completed by the Assignee.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.



                                        [ASSIGNOR]


                                        By  ___________________________________
                                            Title:

                                      [ASSIGNEE]


                                      By ____________________________________
                                         Title:


                                      DUKE ENERGY CORPORATION

                                      By ____________________________________
                                         Title:


                                      MORGAN GUARANTY TRUST COMPANY OF
                                      NEW YORK, as Issuing Bank, Swingline Bank and Administrative Agent


                                      By _____________________________________
                                         Title:

                                      [ISSUING BANK]



                                      By _____________________________________
                                         Title:

                                                                       EXHIBIT H


                               EXTENSION AGREEMENT


Morgan Guaranty Trust Company of New York, as Administrative
Agent under the Credit Agreement
referred to below
60 Wall Street
New York, New York 10260

Ladies and Gentlemen:

         Effective as of [date], the undersigned hereby agrees to extend its Commitment and Termination Date under the Five-Year Credit Agreement dated as of August 25, 1997 among Duke Energy Corporation, (the "BORROWER"), the banks parties thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent (the "CREDIT AGREEMENT") for one year to [date to which its Termination Date is to be extended] pursuant to Section 2.01(c) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

         This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


                                    [NAME OF BANK]



                                    By ______________________________________
                                       Title:

Agreed and Accepted:

DUKE ENERGY CORPORATION,
     as Borrower


By ______________________________________
   Title:


MORGAN GUARANTY TRUST COMPANY
     OF NEW YORK, as Administrative Agent


By ______________________________________
   Title:




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